PART IV


                              ITEM 14. PARAGRAPH 3


                            EXHIBIT TABLE: SECTION 10

                               MATERIAL CONTRACTS





                                  EXHIBIT 3(a)

                          PURCHASE AND SALES AGREEMENT



THIS PURCHASE AND AGREEMENT ("Agreement") is made and entered into in June, 1996, by and between Stark Street Athletic Club, Inc. an Oregon corporation located at 14513 S.E. Stark Street, Portland, Oregon, 97233, hereinafter referred to as Seller ("Seller"); and HealthTech International, Inc. a Nevada corporation, located at 1237 S. Val Vista Drive, Mesa, Arizona, 85204 or its assignee, hereinafter referred to as Buyer ("Buyer"). Collectively, the Seller and Buyer herein referred to as Parties.

                                   WITNESSETH

RECITALS

WHEREAS, Seller owns all interest, rights and title to the assets of Stark Street Athletic Club ("Assets") which include, but are not limited to the following:

                 A. approximately 17,000 square feet of improved real estate property located on approximately one (1) acre located at 14513 S.E. Stark Street, Portland, Oregon, 97233 ("Real Property") legal description attached hereto as Exhibit "A", currently operated as a health club known as Stark Street Athletic Club (the "Club"), which includes facilities for fitness, strength conditioning, aerobics, racquetball,. tanning and child care

                 B.     all  improvement   and  fixtures  now  or  hereafter
                 attached to the Real Property and used in connection with the operation or occupancy of the Club (inventory description and list attached hereto as Exhibit "B", and.....

                 C. and all the Seller's tangible and intangible personal property located on or used in connection with the operation or occupancy of the Club, the Building and/or the above referenced inventory (list of such property is attached hereto as Exhibit
                 "C" , and .....

                 D. membership contracts for approximately 900 current dues paying members of the Club, and...

                 E. the right to receive payments for the membership dues from approximately 900 current dues paying Club members, and...

                 F.     all outstanding accounts receivable, and....

                 G. all licenses, permits and rights of any kind currently owned by the Club or related to Club operations as defined and described in Exhibit "D" attached hereto, and...

                 H. all records and files which document the operations of the Club to include but not limited to operating, maintenance and utilities records, copies of all membership contracts with names, addresses, initiation and expiration dates, membership payment records and all other day to day records of the Club.

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996

WHEREAS, Seller desires to sell and Buyer desires to acquire all interests, rights and title to the Assets currently held by the Stark Street Athletic Club, Inc.

NOW, THEREFORE, for the valuable consideration the receipt of which property is hereby acknowledged and in consideration of mutual promises, representations and warrants contained herein, the parties do hereby agree as follows:

1.   Acquisition Price.   The acquisition price shall be Four Hundred Sixty Five
Thousand Three Hundred Dollars ($465,300) and other considerations payable as follows:

              .1 assumption of the amount of the current first mortgage and note obligations ("Mortgage") of Stark Street Athletic Club which totals approximately Four Hundred and One Thousand Dollars ($401,000), copies of mortgage and note attached hereto as Exhibit "E", and...

              .2 assumption of the amount of the balance due on payments for Nautilus equipment which is approximately Thirty Two Thousand Nine Hundred Dollars ($32,900), copy of loan agreement attached hereto as Exhibit "F", and...

              .3 assumption of the lease payments for two (2) tread mills such payments totaling approximately Eleven Thousand Four Hundred Dollars ($11,400), copy of lease agreement attached hereto as Exhibit "G", and...

              .4 assumption of the amount of the balance of the Promissory note due and payable to Newman which is Twenty Thousand Dollars ($20,000) plus accrued interest, copy of note attached hereto as Exhibit "H", and...

              .5 As further consideration Buyer shall issue Sixty Three Thousand Two Hundred Sixty Seven(63,267) Units of HealthTech International, Inc. ("Units").


 2. Units. Each unit shall consist of One (1) common share and One (1) warrant of HealthTech International, Inc.

The Units will be issued in a non -public offering pursuant to Section 4 (2) of the Security Act of 1933, as amended, and under corresponding applicable State laws. The Units will have transfer restrictions pursuant to Rule 144 of the Securities and Exchange Commission ("SEC"). Rule 144 calls for a sale restriction period of two (2) years from the date of issuance. By execution hereof, Seller acknowledges its understanding and agrees that the Units to be issued by HealthTech are subject to SEC rule 144, and that said Units may not be traded overseas or subjected to any other circumstances that would cause the restriction to be removed.

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996


Units will be ordered on the first business day following the close and delivered within three (3) business days thereafter.

3. Wrap of Current Mortgage. Seller hereby agrees to wrap the current mortgage in a manner acceptable to the Buyer or its assignee hereby agree to make the remaining payments on said mortgage as said payments become due. Buyer will also take over payments on the Nautilus and the leased equipment currently installed on the premises and the referenced Newman Note for Twenty Thousand Dollars ($20,000).

4. Inspection and closing. It is agreed that within three (3) business day s from the date of execution hereof, HealthTech shall send authorized representatives to the Club for a walk through inspection of the facilities and club records. It is understood and agreed that this Purchase and Sale Agreement is contingent upon a satisfactory finding of these inspections. If the findings of said inspections are satisfactory, Buyer will sign acceptance indicating the closing hereof.

5. Quit Claim Deed. At closing, Seller agrees to execute a Quit Claim Deed to the Real Property portion of the Assets for the benefit of the Buyer, and Buyer shall hold said Deed in safekeeping until such time as the Deed is recorded. The balance of the Assets will be transferred by Bill of Sale which shall be in safekeeping by the Buyer.

6.  Contingent Agreements.

              .1 Real Estate Taxes and Assessments. It is agreed that real estate taxes shall be prorated to the closing date of the acquisition of Assets based on the latest available figures, and that Seller shall pay all current assessments.

              .2 Severance Pay. The Seller agrees to pay (or cancel any agreement) any severance pay that may be due or become due to any employee and or manager, and to indemnify HealthTech from any and all claims that may be made regarding employment and/or severance pay to employees and/or managers. Buyer makes no representations or warranties to any personnel currently employed by Stark Street Athletic Club as to continued employment, wages, hours or benefits, and Buyer assumes no responsibility nor contingent liabilities for same.

              .3 Deposits and Bonds. It is agreed that all utility deposits, including utility deposits and any bonds established by Stark Street Athletic Club will remain with the Buyer.

              .4 Authorization of Sale. At the time of the execution of this Agreement, Seller shall provide Buyer with an executed copy of any resolutions or other documents required by the bylaws or operating agreements of the Stark Street Athletic Club, Inc. authorizing the sale of essentially all the Assets owned and/or held by the corporation and resolving to enact this Agreement and abide by all terms and conditions thereof. It is agreed that said resolutions and other documents shall include a continuing resolution enabling the Authorized Agent of the corporation, who is the signatory hereof, to execute any and all documents necessary to fully enact this Agreement.

              .5 Insurance. Buyer hereby agrees to insure the building and equipment in the amount of the replacement value of same, and further to carry a standard business and liability insurance policy to insure the business activities of the Club. It is further agreed, so long as personal property of Don Schroeder is used to collateralize the current Mortgage obligation of the Club, he shall be named as a co-insured party on the Club's insurance policies

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996


7.   Representations and Warranties of the Seller.

              .1 Stark Street Athletic Club, Inc. is duly organized in the State of Oregon and will be in good standing at the time of closing.

              .2  Notes , Installment Payments, Leases and Liens.

                  .a The Seller hereby represents and warrants that the Mortgage on the Real Property is approximately Four Hundred and One thousand Dollars (401,000), that it has a variable interest rate of Two and Three Quarters (2 3/4 %) over Prime, that approximately twenty one (21) years remain on the twenty five (25) year amortization, there is no balloon payment or call on the Note, and that the June principal and interest payment was Four Thousand Eighty Two Dollars ($4,082). This Mortgage and note obligation provides for a lien on the Real Property in the amount of the balance due on the note.


                  .b The Seller hereby represents that the balance of the loan amount for the referenced Nautilus equipment is approximately Thirty Two Thousand Nine Hundred Dollars ($32,900), that approximately four years remain on the five year payment schedule, that the monthly installment payment is Seven Hundred Forty Seven Dollars and Fifty Two cents ($747.52), that there is no balloon payment or call on the payments, and that upon making the final payment, the equipment will be owned free and clear by the Buyer.


                  .c The Seller hereby represents that the balance of the lease payment for the referenced two (2) tread mill machines totals approximately Eleven Thousand Four Hundred Dollars ($11,400),and that the monthly payments in the amount of Two Hundred Forty Seven Dollars and Eight Two cents ($247.82) are due and payable for the next forty six (46) months on a sixty (60) month lease contract, and that upon making the final lease payment, the Buyer may exercise the option to purchase the referenced equipment for the sum of One (1) Dollar.


                  .d The Seller hereby represents and warrants that the Promissory Note obligation to Newman is for Twenty Thousand Dollars ($20,000), that payments on the Note are interest only at the rate of Two Hundred Fifty Dollars ($250) per month, there is no specified term of the Note and no balloon payments are required, and that there are no provisions for a lien on the Real Property or any equipment or any Assets being purchased hereunder provided for in the Note.


              .3 The Seller hereby warrants that it is fully authorized to sell and convey One Hundred Percent (100%) of the Assets of Stark Street Athletic Club under the terms and conditions set forth herein, and that the below referenced Authorized Agent for Stark Street Athletic Club, Inc. has full corporate authority to bind the Seller under this agreement.


              .4 The Seller hereby warrants at the time of closing all accounts payable will be settled in full, with the exception of the Mortgage and Note obligations on the Real Property, and the balance due on the referenced Nautilus equipment, which will be paid current up through the time of closing, including the Promissory Note held by Newman.

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996



              .5 The Seller hereby warrants that there are no Federal or State income, payroll or other applicable taxes currently assessed or due to be paid by Stark Street Athletic Club, Inc., or will disclose to the Buyer the nature and amount of such taxes for Buyer approval. If there are back taxes or current assessments of unknown amounts, Seller agrees to pay the same within seven (7) days of when such amounts become known to the Seller.


              .6 The Seller hereby discloses and represents that the Real Property and all other Assets purchased hereunder are the subject to a Uniform Commercial Code filing(UCC-1) as made by the Mortgage originator and such filing as made by said Mortgage originator to secure the indebtedness created by the Mortgage. Further, the referenced Nautilus equipment is liened by the equipment load provider in the amount of the balance due, and the lease originator for the tread mill machines has a lien on that equipment for the amount of the balance of the lease payments.


              .7 The Seller warrants that it is not directly or indirectly involved in any pending or threatened litigation, disputes, investigations or other legal proceeding.


8             Representations and Warranties of the Buyer.


              .1 HealthTech International, Inc. is duly organized in the State of Nevada and will be in good standings at the time of closing.


              .2 All certificates evidencing Units of HealthTech International, Inc. issued to Seller and/or its assigns will include a legend declaring that the Units are restricted securities as defined in Rule 144 as promulgated under the Securities Act of 1933 as amended.


              .3 All Units of HealthTech International, Inc.issued in connection with the acquisition of Assets shall be fully paid and non-assessable.


              .4 The Buyer hereby acknowledges that it is aware that a sewer assessment will be made on the Property in the near future, and that the Buyer agrees to assume the lien when such assessments is made, together with any other conditions that may be needed for compliance.


9 Private Placement. The Parties to this agreement declare and agree that this transaction is buy means of private placement and treaty, and waive any and all reference or remedies as to the consideration paid by Buyer or Seller being construed or confirming constructively as a securities transaction as promulgated by any State or Federal Agency or law.

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996



10 Due Diligence. Each Party represents to the other that is fully investigated the other Parties business and hereby affirms respectively that all normal due diligence has been satisfactorily completed before the execution hereof. The Seller hereby attests that it has received and thoroughly reviewed the most recent quarter (form Q) and yearend (form K) reports from HealthTech and has found the company to be in satisfactory condition. Further, each Party warrants the other that it is sophisticated in matters of business, specifically as to this type of transaction, and each Party hereto, holds and indemnifies the other harmless in the matters of this transaction and any event or act that may result therefrom.


11.            GENERAL PROVISIONS.

              .1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties hereto pertaining to the transaction contemplated hereby, and includes all relevant prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof.

              .2 Amendment or Modification. This Agreement may not be amended, altered or modified in any way except in writing signed by both Parties.

              .3 Authority to Execute. The Parties to this agreement are fully empowered and legally qualified and are duly authorized to execute and deliver this agreement and to be bound by its Terms and Conditions.

              .4 Severability. Should any provision of this Agreement be or become invalid by virtue of applicable law(s) or fail enforceability, then the Agreement shall remain in full force and effect and the invalid or unenforceable provision shall be replaced by provision(s) to be mutually agreed upon between the signing parties within the spirit and intent of this Agreement.

              .5 Notices. All notices, consents, and other communications required or permitted to be given by either Party shall be in writing and shall be deemed to have been given if mailed and/or delivered by United States registered or certified mail, postage prepaid, return receipt requested, to each respective Party's business address. Either Party may change its address relative to this Agreement by written notice to the other Party.

              .6 No Waiver. No delay or omission of either Party to enforce any right or power shall impair any such right or power, nor shall be construed to be a waiver of any nonperformance, unless it is in writing. No written waiver of any specific provision shall be deemed to be a waiver of any other provision, or of any subsequent breach of the same or any other provision. Any consent to or approval of any act by any party hereto to the other shall not be deemed to render unnecessary the procurement of consent or approval of any subsequent act, whether or not similar to the act so consented to or approved.

              .7 Survival of Rights and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, nominees, and permitted successors and assigns. Other than by operation of law neither party may assign or transfer this Agreement or any of the rights, interest or obligations created hereunder, except with the express written consent of the other party, which consent will not be unreasonably withheld

              .8 Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Arizona, and said forum shall be the applicable law governing the construction, interpretation, execution, validity, enforceability, performance and/or any other such matters in respect to this document.

PURCHASE AND SALE AGREEMENT
HEALTHTECH/STARK STREET
JUNE, 1996


              .9 Attorney's Fees. In the event that suit or other action or proceedings are brought to compel compliance with, or for a breach of the terms and conditions of this agreement, each Party will be responsible for the payment of their attorney fees.

              .10 Exhibits and Further Documents. All Exhibits attached hereto are incorporated herein and are deemed part of this Agreement. The Parties for themselves, their heirs, personal and corporate representatives, nominees and assigns hereby covenant and agree that they shall from time to time and at such time as may be required, perform such acts and execute such further agreements, supplemental agreements and other documents and instruments as may reasonably be required and necessary to carry out the matters contemplated hereby and to effectuate the provisions hereto.

              .11 Counterparts. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which, taken together, shall constitute one agreement. It shall not be required that any single counterpart hereof be signed by both Parties, so long as each Party signs counterpart hereof.

              .12 Construction and Headings. Whenever required by context hereof, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa. Paragraph headings and captions contained in this Agreement are inserted only as a matter of convenience and for the reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

              .13 Impartial Interpretation. This Agreement is the result of negotiations between the parties and therefore the language contained in this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any Party.

              .14 Rule of Construction. Buyer and Seller have each read and fully understand the Terms and Conditions of the Agreement, and each has had the opportunity to have this Agreement reviewed by its own counsel. The rule of construction providing that ambiguities in an agreement shall be construed against the Party drafting the same shall not apply.

              .15 Acceptance. The Parties to this Agreement hereby agree to accept a signed copy of this document delivered by facsimile transmission as if it was an original.

              IN WITNESS WHEREOF, Buyer and Seller, have executed this Purchase and Sale Agreement on the date and year first stated above.

SELLER:


/s/ Don Schroeder                       /s/ Don Schroeder
Don Schroeder, President                 Don Schroeder, Authorized Agent
for Stark Street Athletic Club,Inc.      for Stark Street Athletic Club, Inc.

BUYER:                              Acknowledgment of Satisfactory
Property
                                   Documentation Inspection


/s/ Gordon Hall
Gordon Hall, CEO                               Authorized Representative
for HealthTech International, Inc.
and/or assignee

                        U.S. Small Business Administration
SBA Loan Number

GP 485407 30 30 PTD
                                      NOTE


 Springfield, Oregon
$420,000.00
 July 08, 1992

             For value received, the undersigned promises to pay to the order of Centennial Bank at its' office in the city of : Springfield State of: Oregon or at holder's option, at such other place as may be designated from time to time by the holder Four Hundred Twenty Thousand and 00/100ths Dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of See Page Four (4) percent per annum, payment to be made in installments as follows:

                                See Page Four (4)

         If this note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three (3) weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid balance as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note. including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or, hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever, or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

          The indebtedness shall immediately become due and payable, without notice or demand upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any or any part of the indebtedness when due: (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereafter called "SBA"), with respect to the indebtedness: (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned: (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of
Holder: (5) the undersigned's failure duly to account to Holder's satisfaction, at such time or times as Holder may require for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned: or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adverse its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

         Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration are otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales. Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appeasement whether before or after sale.

        Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due. Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege. and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

          The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs which Holder may deem necessary or proper in connection with the satisfaction of the indebtedness of the administration, supervision, preservation. protection of including, but not limited to, the rnaintenance of adequate insurance, or the realization upon the Collateral . Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

           The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral., or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof. or {b) any surrender, compromise, release, extension, exchange, or, substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledge of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee. transferee, or pledges were originally named as Payee in this Note and in said application or applications .

          This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal Law.



Stark Street Athletic Club, Inc.



By: /s/ Donald A. Schroeder

President


Attest: /s/  Donald A. Schroeder

Secretary

1. Installments, including principal and interest, payable $3,650.00 per month, beginning one (1) month from date hereof. -

2. Each said installment shall be applied first to interest accrued to the date of receipt of said installment and the balance, if any, to principal.

3. The balance of principal and interest payable twenty-five (25) years from the date hereof.

4. The interest rate as of the date hereof is nine and one-quarter percent (9-1/4%) per annum. This is a variable interest rate loan in which the interest rate will be adjusted in accordance with the low prime rate published in the Money Rate Section of the Western Edition of the Wall Street Journal. The prime rate published as of April 21,1992 in that publication was six and one-half percent (6-1/2%). The interest rate (spread) to be added to the prime rate at the beginning of each adjustment period wil1 be two and three quarters percent (2-3/4%).

The interest rate shall not exceed twelve and three quarters percent (12-3/4%) nor be less than five and three-quarters percent (5-3/4%).

5. Each adjustment period will be for one (l) month, beginning on the first calendar day of the first month following first disbursement.

6. The interest rate on this Note shall increase or decrease by adding the interest rate spread to the base rate as of the beginning of each adjustment period.

7. In the event that the interest accrued in any one month exceeds the monthly payment, undersigned shall pay said difference to Holder in that month.

6. If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the undersigned is not in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portions herein shall be fixed at the rate in effect as of the date of purchase by SBA.

                                  DEED OF TRUST

THIS DEED OF TRUST IS DATED JULY 8, 1992, among Donald A. Schroeder, whose address is 19475 S.E. Debora Dr. Boring, OR 97009 (referred to below as "Grantor"); Centennial Bank, whose address is 1377 Mohawk Blvd., P. O. Box W, Springfield, OR 97477 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and Stewart Title, whose address is 9020 S.W. Washington Square Rd., Suite 220, Tigard, OR 97224 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Grantor conveys to Trustee for the benefit of Lender as Beneficiary all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances: all water, water rights and ditch rights (including stock in utilities with ditch and irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in Multnomah County, State of Oregon (the "Real Property"):

         Parcel 1:
              Lot 182, ASCOT ACRES, except that part taken for widening of S.E. Stark Street, in the County, of Multnomah and State of Oregon.

The Real Property or its address is commonly known as 14513 S.E. Stark St., Portland, OR 97233.

Grantor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Beneficiary. The word "Beneficiary" means Centennial Bank, its successors and assigns. Centennial Bank also is referred to as "Lender" in this Deed of Trust.

       Borrower.  The word "Borrower" means Stark Street Athletic Club, Inc.

       Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Grantor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

       Grantor. The word "Grantor" means any and all persons and entities executing this Deed of Trust, including without limitation Donald A. Schroeder. Any Grantor who signs this Deed of Trust, but does not sign the Note, is signing this Deed of Trust only to grant and convey that Grantor's interest in the Real Property and to grant a security interest in Grantor's interest in the Rents and Personal Property to Lender and is not personally liable under the Note except as otherwise provided by contract or law.

Guarantor. The word "Guarantor" means and includes without limitation, any and all guarantors, sureties, and accommodation parties in connection with the indebtedness.

Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, fixtures, buildings, structures, mobile homes affixed on the Real Property, facilities, additions and other construction on the Real Property.

       Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Trustee or Lender to enforce obligations of Grantor under the Deed of Trust, together with interest on such amounts as provided in Deed of Trust.

     Lender. The word "Lender" means Centennial Bank, its successors and assigns.

     Note. The word "Note" means the Note dated July 14, 1992, in the principal amount of $420,000.00 from Borrower to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note. The maturity date of the Note is July 8, 2017. The rate of interest on the Note is subject to indexing, adjustment, renewal, or renegotiation.

     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

     Trustee. The word "Trustee" means Stewart Title and any substitute or successor trustees.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTERE5T IN THE RENTS AND PER50NAL FROPERTY, 1S GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNE55 AND (2) PERFORMANCE OF ANY AND ALL OBLIGAT10NS OF GRANTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND TH1S DEED OF TRUST. THIS DEED OF TRUST 1S GIVEN AND ACCEPTED ON THE FOLLOWING TERMS.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that (a) this Deed of Trust is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power and right to enter into this Deed of Trust and to hypothecate the Property; (c) Grantor has established adequate means of obtaining from borrower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Borrower shall pay to Lender all indebtedness secured by this Deed of Trust as it becomes due, and Borrower and Grantor shall strictly perform all their respective obligations under the Note, this Deed of Trust, and the Related Documents.

P0SSESS10N AND MAINTENANCE OF THE PROPERTY. Grantor and Borrower agree that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (C) collect any Rents from the Property. The following provisions relate to the use of the Property or to other limitations on the Property.

THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES.
          Duty to Maintain. Grantor shall maintain the property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

           Hazardous substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA") the Superfund Amendments and Reauthorization Act of 1986, L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about the Property; (b) Grantor has no knowledge of, or reason to believe that there has been , except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters: and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, or agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any hazardous waste or substance on, under, or about the property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposed only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnity and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnity, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of the Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or and portion of the Property. Specifically without limitation, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all times to attend to Lender's interests and inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use and occupancy of the Property. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or surety bond, reasonably satisfactory to Lender, to protect Lender's Interest.

Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three
(3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation or partnership, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock or partnership interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Oregon law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

           Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on r for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

           Right to Contest. Grantor may withhold payment of any tax,assessment, or claim in connection with good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of non-payment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorney's fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

          Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver tom Lender at any time a written statement of the taxes and assessments against the Property.

          Notice of  Construction.  Grantor shall notify Lender at least fifteen
(15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialman's lien or other lien could be asserted on account of the work, services, or materials and the cost exceeds $2,500.00. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.


PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

          Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgages clause in favor of Lender, together with such other insurance, including but not limited to hazard, liability, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance to the extent such insurance is required and is or becomes available, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

          Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $1,000.00. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, receive and retain the proceeds and apply the proceeds to the reduction of the indebtedness, payment of any lien affecting the Property, or restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the indebtedness. If Lender holds any proceeds after payment in full of the indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

          Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

          Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured;
(c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value;
and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Deed of Trust, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that the Lender expends in so doing will bear interest at the rate charged under the note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy or (2) the remaining term of the Note, or (3) be --cannot read this line --. This Deed of Trust also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the fault so as to bar Lender from any remedy that it otherwise would have had.


WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

          Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance with Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNAT1ON. The following provisions relating to condemnation proceedings are a part of the Deed of Trust.

          Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award to be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees. Trustee or Lender in connection with the condemnation.

          Proceedings. If proceeding in condemnation is filed. Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

          Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

          Taxes. The following shall constitute taxes it which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the indebtedness secured by this Deed of Trust; (b) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by Borrower.

          Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

          Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

          Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

          Addresses. The mailing addresses for Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ABSSURANCES; ATTORNEY-IN- FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

          Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will deliver or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender , cause to be filed, recorded, refiled or rerecorded, as the case may be, at such times ad in such offices and places as Lender may deem appropriate, any and all such mortgages, deed of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor and Borrower under the Note, This Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

          Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all another things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Borrower pays all the indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full performance and shall execute and deliver to Grantor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and Personal Property. Any reconveyance fee required by law shall be paid by Grantor, if permitted by applicable law.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Deed of Trust.

          Default on indebtedness. Failure of Borrower to make any payment when due on the indebtedness.

          Default on Other Payments. Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

          Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents, if such a failure is curable and if Grantor or Borrower has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor or Borrower, after Lender sends, written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

          Breaches. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Deed of Trust, the Note or the Related Documents is, or at the time made or furnished was, false in any material respect.

          Insolvency. The insolvency of Grantor or Borrower, appointment of a receiver or any part of Grantor or Borrower's property, any assignment to the benefit of creditor, the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower, other dissolution or termination of Grantor or Borrower's existence as a going business (if Grantor or Borrower is a business). Except to the extent prohibited by federal law or Oregon law, the death of Grantor or Borrower (if Grantor or Borrower is an individual) also shall constitute an Event of Default under this Deed of Trust.

          Foreclosure, etc. Commencement of foreclosure, whether by judicial proceeding, self-help, repossession or any other method, by any creditor or Grantor against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

          Breach of Other Agreement. Any breach by Grantor or Borrower under the terms of any other agreement between Grantor or Borrower and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor or Borrower to Lender, whether existing now or later.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

          Insecurity.  Lender in good faith deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

          Accelerate indebtedness. Lender shall have the right at its option to declare the entire indebtedness immediately due and payable, including any prepayment penalty which Borrower would be required to pay.

          Foreclosure. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure. In either case in accordance with and to the full extent provided by applicable law. If this Deed of Trust is foreclosed by judicial foreclosure, Lender will be entitled to a judgment which we provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for the amount of the unpaid balance of the judgment.

          UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under
- - - Cannot read this line - - - - - .

          Collect Rents. Lender shall have the right, without notice to Grantor or Borrower, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the indebtedness, in furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect he proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

          Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount.
Employment by Lender shall not disqualify a person from serving as a receiver.

          Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

          Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

          Sale of the Property. To the extent permitted by applicable law, Grantor and Borrower hereby waive any and all rights to have the Property marshaled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

          Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Deed of Trust after failure of Grantor or Borrower to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

          Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of the Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law Lender's attorneys' fees whether or not there is a lawsuit including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports )including foreclosure reports), surveyors reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

Right of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

          Powers of trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with -
- - - - - -cannot read this line - - - - - - -

                                   PART IV

                              ITEM 14. PARAGRAPH 3

                            EXHIBIT TABLE: SECTION 10

                               MATERIAL CONTRACTS






                                  EXHIBIT 3(b)

                                 PROMISSORY NOTE


$791,000.00
Midland,Texas                                                 September 27, 1996



          FOR VALUE RECEIVED, the undersigned, IFM INVESTMENTS, INC., a Texas corporation ("Borrower"), promises to pay to the order of MIDLAND AMERICAN BANK, a Texas banking association ("Lender"), at its banking offices at 401 W. Texas, Midland, Midland County, Texas, the principal sum of SEVEN HUNDRED NINETY-ONE THOUSAND AND NO/100 DOLLARS ($791,000.00), together with interest on the unpaid principal balance from day to day outstanding prior to default or maturity at a per annum rate which shall from day to day be equal to the lesser of (i) the Prime Rate (hereinafter defined) in effect from day to day, plus two percent (2%) per annum (the "Established Rate) (calculated on the basis of actual days elapsed in a year consisting of 360 days) or (ii) the Maximum Rate (hereinafter defined) (calculated on the basis of actual days elapsed in a year consisting of 365 or 366 days, as appropriate). Each change in the rate of interest charged hereunder shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be. If at any time and from time to time the Established Rate exceeds the Maximum Rate, thereby causing the interest payable to be limited to the Maximum Rate, then any subsequent reduction in the Established Rate shall not reduce the rate of interest hereunder below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest that would have accrued if the Established Rate had at all times been in effect. All past due principal on and accrued interest of this Note shall bear interest at the Maximum Rate.

          As used herein, "Prime Rate" shall mean that rate of interest established from time to time, and denominated as such, by Lender as its general reference rate of interest. The Prime Rate is not the lowest rate of interest charged by Lender on extensions of credit to its customers.

          As used herein, "Maximum Rate" shall mean the maximum non-usurious rate of interest, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received under applicable law on the indebtedness evidenced by this Note, after taking into account, to the extent required by applicable law, any and all relevant payments, charges or other amounts under this Note and all instruments securing payment of this Note. To the extent that Article 5069-1.04, Texas Revised Civil Statutes Annotated, as amended, is relevant for purposes of determining the Maximum Rate, Lender hereby notifies Borrower that the applicable rate ceiling shall be the "indicated rate ceiling" from time to time in effect, as limited by Article 5069-1.04 (b);
provided, however, that to the extent permitted by applicable law, Lender reserves the right to change the applicable rate ceiling from time to time by further notice to Borrower; and, provided further, that the Maximum Rate shall not be limited to the applicable rate ceiling under Article 5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to this Note (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

The principal of this Note shall be due and payable in thirty-five (35) consecutive monthly installments in the amount of $9,416.00 each, followed by a thirty-sixth (36) and final installment for, charged, or received by Lender exceed the Maximum Rate. If, for any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the Maximum Rate, the interest payable to Lender hereunder shall be reduced to the Maximum Rate; and if for any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, then an amount equal to any such excess shall be applied to the reduction of the principal hereof and not the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the Maximum Rate.

This Note shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in Texas.

THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


IFM INVESTMENTS, INC.


By: /s/ Richard I. Michael

Printed Name:  Richard I. Michael

Title: Agents & Attorney

                                                                  Written    by
H. Kern


Hanzle


BORROWER:
IFM INVESTMENTS, lNC.
By:  /s/ Richard Michael
Name: Richard Michael
Title:  Agent & Attorney


BANK:
MIDLAND AMERICAN BANK
By:  /s/ Karl J. Reiter
Title: Vice President

HEALTHTECHI INTERNATIONAL, INC.

Name: /s/ Tim Williams
Title:  President

                              MIDLAND AMERICAN BANK

                                 LOAN AGREEMENT

This loan Agreement (the "Agreement") dated as of September 27, 1996, by and between MIDLAND AMERICAN BANK, ("Bank"), IFM INVESTMENTS, INC., a Texas corporation ("'Borrower"), and HEALTHTECH INTERNATIONAL, INC., a Nevada corporation ("Guarantor").

In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank, Borrower, and Guarantor agree as follows:

1. DEFINITIONS AND REFERENCE TERMS. In addition to any terms defined herein, the following terms shall have the meaning set forth with respect thereto:

A. Borrower: IFM Investments, Inc. B. Borrower's Address: 225 Corporate Drive Midland, Texas 79705 C. Current Assets. Current Assets means the aggregate amount of all of Borrower's assets which would, in accordance with generally accepted account principals ("GAAP"), properly be defined as current assets. D. Current Liabilities. Current Liabilities means the aggregate amount of all current liabilities as determined in accordance with GAAP, but in any event shall include all liabilities except those having a maturity date which is more than one year from the date as of which such computation is being made. E. Guarantor: HealthTech International, Inc. F. Guarantor's Address: 1237 South Val Verde Drive Mesa, Arizona 85204 G. Hazardous Materials. Hazardous Materials include all materials defined as hazardous materials or substance under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos. H. Loan. Any loan described in section 2 hereof and any subsequent loan which states that it is subject to this Agreement. I. Loan Documents. Loan Documents means this Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, Guarantor, and/or any other guarantor or third party in connection with any Loan. J. Tangible Net Worth. Tangible Net Worth means the amount by which total assets exceed total liabilities in accordance with GAAP. K. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP, as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H hereof.

2.      LOANS

         A. Loan. Subject to the terms and conditions of this Agreement and of the other Loan Documents, Bank hereby agrees to make (or has made) one or more loans to Borrower in the aggregate principal face amount of $791,000.00. The obligation to repay the loans is evidenced by a promissory note dated as of September 27, 1996, in the principal amount of $791,000.00, to be made by Borrower and payable to the order of Bank, and having a maturity date, repayment terms, and interest rate as set forth in said promissory note (the promissory note together with any all renewals, extensions or rearrangements thereof, being hereafter collectively referred to as the "Note").

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

     A. Good Standing. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

     B. Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided to therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

     C. Binding Agreement. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

     D. Litigation There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court of government authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged in writing by Bank prior to the date of the Agreement.

     E. No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

     F. Ownership of Assets. Borrower has good title to its assets, and its assets are free and clear of liens, except those disclosed by Borrower and acknowledged by Bank in writing prior to the date of this Agreement.

     G. Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

     H. Financial Statements. The financial statements of Borrower heretofore delivered to Bank have been prepared on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since June 30, 1996. All factual information furnished by Borrower to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

     I. Place of Business. Borrower's chief executive office is located at: 725 Corporate Drive Midland, TX 79702


     J. Environmental. The conduct of Borrower's business operations and the condition of Borrower's property do not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

     K. Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and as of the date of any advance under any Loan

     4. COIMMITMENT FEE. As a condition precedent to the obligations of Bank under this Agreement, Borrower shall pay to Bank a non-refundable loan commitment fee in the amount of $7,500.00 at or prior to closing of the Loan. 5. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

     A. Financial Condition. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

                i. Maintain a cash flow coverage ratio, defined as the aggregate of net income after taxes plus depreciation and other non-cash expenses, less gain on sale of assets, dividends, withdrawals and treasury stock purchases divided by the aggregate of the current portion of long-term debt and capital lease obligations, of not less than 1.5 for each calendar quarter beginning with the calendar quarter ending December 31, 1996 and continuing every quarter thereafter.

                B. Maintenance of Minimum Value of Pledged Stock. As part of the security for the Note and the Loan, Borrower has pledged 50,000 fully paid and unrestricted shares of the common stock of Guarantor. Borrower agrees to obtain and pledge additional fully paid, non-assessable, and unrestricted shares of stock of Guarantor, from time to time as hereinafter set forth, sufficient to maintain the value of all such shares of stock of Guarantor pledged to Midland American Bank at no less than $150,000.00. Such value will be determined, and such pledge maintained, as follows:

                 i. Within ten (10) business days of the end of the third calendar quarter of 1996, Borrower will calculate the average closing price of Guarantor's stock over the preceding calendar quarter. Such will be calculated by adding the final closing price of Guarantor's stock at the close of each trading day during the preceding calendar quarter, and dividing the resulting sum by the number of such trading days.

                 ii. The resulting average closing price of Guarantor's stock shall then be multiplied by the number of shares of Guarantor's stock then pledged by Borrower to Bank. If the resulting product is less than $150,000.00, by the end of such ten (10) business day period Borrower shall actually deliver to Bank, and executed appropriate pledge documents prepared by Bank, a certificate or certificates for additional fully paid, non-assessable, and unrestricted shares of the common stock of Guarantor sufficient to bring the value thereof (using the previously calculated average closing price) to a minimum of $150,000.00.

                iii Within ten (10) business days of the end of the fourth calendar quarter of 1996 and each calendar quarter thereafter, Borrower will in the same fashion calculate the average closing price of Guarantor's common stock and deliver to Bank a certificate or certificates for such additional shares of the fully paid, non-assessable, and unrestricted common stock of Guarantor as may be necessary to maintain the value of all such shares pledged to Bank at a minimum of $150,000.00.

                 C. Financial Statements and Other Information; Compliance Certificates Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved and permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Bank forgoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. Except as specifically provided otherwise below, all financial statements called for below shall be prepared in form and content acceptable to Bank and by independent certified public accountants acceptable to Bank.

                  In addition, Borrower will:

                   i. Furnish to Bank company prepared financial statements (including a balance sheet, profit and loss statement, and statement of cash flows) of Borrower for each quarter of each fiscal year of Borrower, within 30 days after the close of each such period.

                   ii. Furnish to Bank a FORM 10-K financial statement of Guarantor for each fiscal year of Guarantor, within 120 days after the close of each such fiscal year.

                   iii. Furnish to Bank a FORM 10-Q financial statement of Guarantor for each quarter of each fiscal year of Guarantor, within 45 days after the close of each such period.

                   iv. Furnish to Bank a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in paragraphs i and ii above, covering the period of such financial statement, and containing (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement; (b) a certification at the average closing price for Guarantor's common stock provided by Borrower to Bank pursuant to Paragraph 5B of this Agreement has been properly calculated by Borrower, and Borrower has properly delivered to Bank additional certificates of the fully paid, non-assessable, and unrestricted shares of common stock of Guarantor for pledge to maintain the minimum value requirements of Paragraph 5B of this Agreement; (c) a certification that the Borrower has maintained the cash flow coverage ratio in accordance with the requirements of Paragraph 5A (i) of this Agreement, providing to Bank a detailed calculation of such cash flow coverage ratio; and
(d) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants. Each such compliance certificate shall contain a statement by Borrower that all statements made in the compliance certificate are true and correct, based upon true and correct financial records of Borrower.

                  v. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower and Guarantor, respectively, from time to time, as Bank may reasonably request.

     C. Insurance. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior notice to Bank of any cancellation thereof, and listing the Bank as the loss payee. Satisfactory evidence of such insurance Will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

     D. Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

     E. Adverse Conditions or Events. Promptly advise Bank in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft liability or property damage in excess of an aggregate of $25,000.

     F. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

     G. Maintenance. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificate and the like necessary for the operation of its business.

     H. Environmental. Immediately advise Bank in writing of (i) any and all enforcement cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's business operations; and (ii) all claims made or threatened by any third party against Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Bank of any remedial action taken by Borrower with respect to Borrower's business operations. Borrower will not use or permit any other party to use any Hazardous Materials at any of Borrower's places of business or at any other property owned by Borrower except such materials as are incidental to Borrower's normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrower agrees to permit Bank, its agents, contractors and employees to enter and inspect any of Borrower's places of business or any other property of Borrower at any reasonable times upon three
(3)  days  prior  notice  for  the  purposes  of  conducting  an   environmental
investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Bank on demand for the costs of any such environmental investigation and audit. Borrower shall provide Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's business operations within five (5) days of the request therefore.

     I. Title Curative. Within sixty (60) days of funding of the Loan provided for in Section 2 of this Agreement, Borrower shall: (i) present to Bank appropriate documentation satisfactory in form and substance to Bank, in its sole discretion, evidencing Borrower's acquisition of good and merchantable title, free and clear of liens, claims, and encumbrances, to the 30-foot wide strip of land out of Lot 1, Block 1, Corporate Plaza, an Addition to the City of Midland, Midland County, Texas, according to the map or plat thereof of record in Cabinet D, Page 65, Plat Records, Midland County, Texas, which is currently being utilized by Borrower for parking purposes in the operation of its business at 225 Corporate Drive, Midland, Texas, as more particularly reflected on the survey being furnished to Bank at closing of the Loan, and (ii) execute, acknowledge, and deliver such deeds of trust as the Bank may require to create a first and prior lien in its favor upon such 30-foot wide strip of land as security for payment of the Loan and performance of the Loan Documents.

     6. NEGATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

     A.   Capital  Expenditures.  Make capital  expenditures  during each fiscal
          year  (including   capitalized  leases)  exceeding  in  the  aggregate
          $25,000.

     B. Lease Expenditures. Incur new obligations for the lease or hire of real or personal property requiring payments in any fiscal year in excess of an aggregate of $10,000.

     C. Transfer of Assets or Control.. Sell, lease, assign or otherwise dispose of or transfer any assets, except in the normal course of its business, or enter into any merger or consolidation, or transfer control or ownership of the Borrower or form or acquire any subsidiary.

     E. Liens. Grant, suffer or permit any contractual or noncontractual lien on or security interest in its assets, except in favor of Bank, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

     F. Extensions of Credit. Make or permit any subsidiary to make, any loan or advance to any person or entity, or purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venture with any person or entity, except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year.

     G. Borrowings. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to Bank, except for normal trade debts incurred in the ordinary course of Borrower's business, and except for existing indebtedness disclosed to Bank in writing and acknowledged by Bank in writing prior to the date of this Agreement.

     H. Dividends and Distributions. Make any distribution (other than dividends payable in capital stock of Borrower) on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of or any partnership interest in Borrower exceeding in the aggregate or in any way amend its capital structure.

     I. Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

     J.   Management  Change.   Make  any  substantial  change  in  its  present
          executive or management personnel.

                DEFAULT. Borrower shall be in default under this Agreement and under each of the other Loan Documents: (a) if it shall default in the payment of any amounts due and owing under the Loan or should it fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of Bank; or (b) if default shall be made in the timely performance of the payments required to be made by "Settling Defendants" under that certain Settlement Agreement dated as of August 21, 1996, between Foster Commercial, Inc., as "Plaintiff," and HealthTech International, Inc., Borrower, and Gordon Hall, as "Settling Defendants," relating to compromise and settlement of the consent judgment rendered pursuant thereto in Cause No. 40,875 in the 238th District Court of Midland County, Texas, styled "Foster Commercial, Inc. v. HealthTech International, Inc., IFM Investments, Inc., Paul Thorpe, and Gordon Hall." The foregoing events of default are hereinafter referred to collectively as 'Events of Default."

     8. REMEDIES UPON DEFAULT. If an Event of Default shall occur, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

     9. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

                                Borrower :         IFM Investments, Inc.
                                                   225 Corporate Drive
                                                   Midland, Texas 79705

                                Guarantor :      HealthTech International, Inc.
                                                  1237 South Val Verde Drive
                                                  Mesa, Arizona 85204

                                 Bank :           Midland American Bank
                                                  401 W. Texas
                                                  Midland, Texas 79701
                                            Attn: Karl J. Reiter, Vice-President

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

     A. If sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid;

     B.   If sent by any other means, upon delivery.

                   10. COSTS, EXPENSES, AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted by applicable law), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorney's' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the terms of the Loan Documents.

     11. MISCELLANEOUS. Borrower and Bank further covenant and agree as follows, without limiting any requirement of any other Loan Document.



     A. Cumulative Rights and No Waiver. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

     B. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Texas and applicable United States federal law.

     C. Amendment. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Agreement is binding upon Borrower and Guarantor, their successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of Borrower's or Guarantor's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower or Guarantor of any obligations hereunder. There is no third party beneficiary of this Agreement.

     D. Documents. All documents, certificates and other items required under this Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

     E. Partial Invalidity. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     F. Indemnification. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall indemnify, defend and hold Bank and is successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actuate or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of hazardous materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of hazardous materials, whether such claim proves to be true or false. Borrower further agrees that is indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower regardless of whether the Borrower has paid the employee under the workmen's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

     G. Survivability. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Loan shall not have expired.

     12. ARBITRATION. EXCEPT AS SPECIFICATLY PROVIDED OTHERWISE IN THIS SECTION 12 BORROWER. GUARANTOR, AND BANK AGREE THAT ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUME}IT, AGREEMENT OR DOCUMENT, THE LOAN DOCUMENTS, OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ATLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAT ARBITRATION ACT (OR IF NOT APPLICABLE, THE TEXAS ARBITRATION ACT), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAT DISPUTES OF J.A.M.S/ENDISPUTE OR ANY SUCCESSOR THEREOF (J.A.M.S."), AND THE, "SPECIAT RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY. THE SPECIAT RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL AR81ntATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MIDLAND, MIDLAND COUNTY, TEXAS, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGATLY PRECLUDED FROM ADMINISTERING ARBITRATION, THEN THE AMERICAN ARB1TRATION ASSOCIATION WILL SERVE. ATL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTE'ND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTEING 1N THIS ARBITRATION PROVISION SHALL BE DEEMED TO (1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS
          ARBITRATION PROVISION; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIATLY EQUIVATENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR
          (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAT PROPERTY COLLATERAL,  OR
          (C) TO OBTAIN FROM A COURT PROVISIONAT OR ANCILLARY REMEDES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAT OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAT OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY' INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR C.LAIM OCCASIONING RESORT TO SUCH REMEDIES.

     13. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAT AGREEMENT BETWEEN THE PARTIES AND NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAT AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS
          BETWEEN THE PARTIES.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seat by their duly authorized representatives as of the date first above written.

SUBORDINATION AGREEMENT
Midland County, Texas

REFERENCE is hereby made for all purposes to that certain Deed of Trust dated June 5, 1995, recorded in Volume 1355, Page 599 of the Official Public Records of Midland County, Texas, from IFM Investments, Inc. to HealthTech International, Inc., securing payment of a promissory note in the original principal amount of $4,325,369.00.

For  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged, HealthTech International, Inc. hereby subordinates the above described deed of trust in its entirety, and all liens or encumbrances or security interests created thereby, to the liens, encumbrances, security interests, and other rights crated by: (a) that certain Deed of Trust dated September 27, 1996, from IFM Investments, Inc. to Midland American Bank; (b) WCC-1 Financing Statements filed by Midland American Bank pursuant thereto, with Midland County and the State of Texas; and (c) that certain Loan Agreement between IFM Investments, Inc. and Midland American Bank dated September 27, 1996; all insofar as they pertain to the real property in Midland, Midland County, Texas, more particularly described in Exhibit "A" hereto. Midland American Bank's rights as to such real property, under the above described documents, shall be first and superior to those of HealthTech International, Inc., under the above described Deed of Trust.

SIGNED: September 30, 1996

HEALTHTECH INTERNATIONAL, INC.

By: /s/ Tim Williams
Printed Name:  Tim Williams
Title:  President

SEPARATE STOCK ENDORSEMENT

FOR VATUE RECEIVED, the undersigned, IFM INVESTMENTS, INC., a Texas corporation, hereby SELLS, ASSIGNS, and TRANSFERS to MIDLAND AMERICAN BANK, a Texas state banking association, 50,000 shares of the common stock of HealthTech International, Inc., a Nevada corporation, no par value, as represented by share certificate no(s). 2063, CUSIP No. 42221Ml06 of said corporation, issued and standing in the name of IFM Investments, Inc.

The undersigned does further hereby irrevocably appoint Karl J. Reiter as its attorney to transfer the said shares on the books of said corporation with full power of substitution in the premises.

DATED: September 27, 1996.

IFM INVESTMENTS, INC.

By:  /s/ Richard Michael
Printed Name:  Richard Michael
Title:  Agent - Attorney

PLEDGE AGREEMENT
(Stock and CD)


THIS PLEDGE AGREEMENT is entered into as of the 27th day of September, 1996, by and between MIDLAND AMERICAN BANK, a Texas state banking association (the "Secured Party"), and IFM INVESTMENTS, INC., a Texas corporation (the "Pledgor")

WITNESSETH:

WHEREAS, Pledgor is indebted to Secured Party under the terms of that certain Loan Agreement (the "Loan Agreement") of even date herewith, between Pledgor, as "Borrower," HealthTech International, Inc., as "Guarantor," and Secured Party, as "the Bank"; and

WHEREAS, in order to secure the payment and performance of the obligations of Pledgor to Secured Party, Pledgor has agreed to pledge to Secured Party the Collateral described herein.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants set forth in this Pledge Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Pledge As Collateral security for the due and timely payment and performance and discharge in full of the obligations described in Section 2 hereof, Pledge hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Secured Party and hereby creates and grants to Secured Party a security interest in: (i) 50,000 shares of the Common Stock, no par value, of HealthTech International, Inc., a Nevada corporation, represented by Stock Certificate No. 2063, CUSIP Number 42221M106, (such securities in clause (i) being hereinafter called the "Pledged Securities"); (ii) any and all other securities hereafter deposited by Pledge with Secured Party pursuant to subsection l (a) of this Pledge Agreement, or Paragraph 5B of the Loan Agreement; (iii) any and all cash, additional securities and other property that may at any time or from time to time hereafter be distributed or otherwise received in respect of, on account of, upon, in exchange for, in substitution for or upon conversion of any or all of the Pledged Securities or any or all of the securities referred to in clause (i) of this sentence, whether directly or indirectly as a result of one or more distributions, receipts, exchanges or substitutions; (iv) any and all proceeds arising from the sale or other disposition of any or all of the Pledged Securities, the securities referred to in clause (ii) of this sentence and the cash, additional securities and other property referred to in clause (iii) of this sentence; and (v) Midland American Bank Certificate of Deposit No. 9893, dated September 27, 1996, maturing October 1, 1999, in the face amount of $100,000.00 and issued to IFM Investments, Inc., DBA Results - Midland Dep. Account (the "CD") (the CD, Pledged Securities, such other securities and such cash, additional securities and other property and the proceeds thereof being hereinafter called collectively the "Collateral").

Section 2. Obligations Secured The security interest created hereby secures the following:

     (a) The Notes. Payment of the indebtedness evidenced by, and performance and discharge of each and every covenant, condition, and agreement contained in that certain Promissory Note (the 'Note") of even date herewith, in the principal amount of $791,000.00, made by Pledge, and bearing interest and payable to the order of Secured Party as therein provided.

     (b) Loan Agreement. Payment of the obligations and indebtedness evidenced by, and performance of each and every condition, covenant and agreement set forth and contained in the Loan Agreement.

     (c) Future Advances. Repayment of all additional sums as may be hereafter advanced to Pledge, or expended by Secured Party, its successors or assigns, on behalf of Pledgor for any purpose whatsoever and evidenced by notes, drafts, open account, or otherwise, with interest thereon at rates as herein provided or if not so provided to be fixed at the time of advancing or expending such additional sums; provided, however, that the making of any such advances or expenditures shall be optional with Secured Party, its successors or assigns, and this 'Pledge Agreement shall secure the payment of any and all extensions or renewals and successive extensions or renewals of the Note and of any other indebtedness at any time owing by Pledgor to Secured Party, its successors or assigns.

     (d) This Agreement. Payment of any and all indebtedness of Pledgor hereunder and the performance and discharge of each and every obligation, covenant, and agreement of Pledgor herein contained.

     Section 1. Representations and Warranties. The Pledgor hereby represents and warrants to Secured Party that:

(a) The Pledgor is the legal and equitable owner of the Collateral, has the complete and unconditional authority to pledge the Collateral being pledged by it and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; the Pledgor has good right and legal authority to pledge the Collateral being pledged by it in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever.

(b) No consent-or approval of any person, governmental body or regulatory authority, or of any securities exchange, was or is necessary to the validity of such pledge or any such consent or approval has been obtained.

(c) All representations and warranties of Pledgor contained in the Note and the Loan Agreement are herein expressly incorporated by reference and are herein represented and warranted to by Pledgor.

PLEDGE AGREEMENT
                                     Page 2

Section 4. Events of Default. The term "Default" as used herein, shall mean the occurrence of any "Event of Default", as that term is defined in the Loan Agreement.

     Section 5. Remedies Upon Default. Upon the occurrence and during the continuance of a Default:

(a) Secured Party shall be entitled to exercise any and all rights granted to it by the Note, the Loan Agreement, and this Pledge Agreement.

(b) Secured Party shall be entitled to exercise any and all rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas (the "Code"), and any and all rights granted by any other applicable law or statute, including, without limitation, the right to take whatever steps it deems reasonably necessary to preserve the value of the Collateral pledged to it or in which it otherwise has a security interest and to enforce and realize upon such security interest in such Collateral.

(c) Secured Party may (i) without giving notice to the Pledgor, apply, in the rnanner set forth in Section 6 below, any cash dividends or interest received by it and (ii) if following such application, there shall remain outstanding any obligations, sell the remaining Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Secured Party shall deem appropriate. Secured Party shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that Pledgor now has or may at any time in the future have, under any rule of law or statute now existing or hereafter enacted.

(d) Secured Party shall give Pledgor ten (10) days' written notice of Secured Party's intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of private sale, the day on which the Collateral, or any portion thereof, will first be offered for sale. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Secured Party may fix and shall state in the notice of such sale. At any sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Secured Party may (in its sole and absolute discretion) determine. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale,

PLEDGE AGREEMENT
                                     Page 3
and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the event a sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser or purchase is thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose under this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

(e) Secured Party may at its option retain the Collateral in satisfaction of the obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code.

(f) Secured Party may at its option perform or attempt to perform (but Secured Party shall not be obligated to do so) any of Pledgor's covenants, duties, liabilities, obligations, or agreements hereunder or under the Note, the Loan Agreement, and/or this Pledge Agreement, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the obligations, and Pledgor agrees to promptly pay any such amount to Secured Party.

(g) In order to facilitate Secured Party's enforcing its rights and remedies with respect to the Collateral and in order to allow Secured Party to preserve the property or interest in property evidenced by certificate(s) representing the Collateral, Secured Party may cause the Pledged Securities or any other Collateral to be transferred to its own name and it may take such actions as are deemed reasonably necessary by it, and Pledgor will take whatever actions and execute whatever documents are deemed reasonably necessary by Secured Party, to register any such transfer and to cause any and all governmental agencies, if any, having jurisdiction to consent to and approve such transfer.

Secured Party shall not be liable for any action taken in good faith or believed in good faith to be within the power, authority and discretion given to Secured Party hereunder, in the Loan Agreement or in the Note, and Pledgor does hereby agree that any action so taken by Secured Party shall not be considered as an impairment of the Collateral, and Pledgor does hereby waive any and all rights it may have, or may have in the future, if any, to claim discharge pursuant to
Article 3.606(a)(2) of the Code.

No waiver by Secured Party of any Default shall operate as a waiver of any other Default of the same Default on a future occasion, and no failure or delay by Secured Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right, power or privilege.

PLEDGE AGREEMENT
                                      Page 4

Section 6 Application of Proceeds of Sale and Cash. The proceeds of any sale of Collateral sold pursuant to Section 5 hereof and any cash included in the Collateral shall be applied by Secured Party as follows:

First: to the payment of all costs and expenses incurred by Secured Party in connection with such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for Secured Party in connection therewith, and to the repayment of all advances made by Secured Party hereunder for the account of Pledgor and the payment of all costs and expenses paid or incurred by Secured Party upon the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to Secured Party upon its demand therefor;

Second: to the payment in full of the obligations secured hereby, to the extent not previously paid by Pledgor with any amounts in payment applied first to accrued and unpaid interest, then to principal; and

Third: to the payment to Pledgor of any  remainder of such proceeds.

Section 7. Reimbursement of Secured Party. The Pledgor hereby agrees to reimburse Secured Party on demand for all expenses incurred by it in connection with the administration and enforcement of this Pledge Agreement, and agrees to indemnify Secured Party and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith.

Section 8. Authority of Secured Party. Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Secured Party by the terms hereof, together with such powers as are reasonably incidental thereto. Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

Section 9. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which it may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Securities or other Collateral or any part thereof and to give full discharge for the same.

PLEDGE AGREEMENT
                                     Page 5

Section 10. Voting Rights. Dividends, Etc.

(a) Except upon occurrence and during the continuance of any Default hereunder, Pledgor shall have the right to vote any of the Collateral on any matter presented for approval to the security holders of the issuer(s) of the Pledged Securities or other Collateral.

(b) Any and all stock or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of any of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer(s) thereof or received in exchange for or upon conversion of the Collateral, or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the issuer(s) thereof may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall forthwith be delivered to Secured Party to be held by it as Collateral hereunder and shall be applied in accordance with the provisions hereof.

(c) Except upon the occurrence and during the continuance of any Default hereunder, Pledgor shall have the sole and exclusive right to receive and retain the dividends and interest payable or accruing from any of the Collateral, and to retain all other rights and benefits from the Collateral.

Section 11 . Covenants With Respect to Collateral. The Pledgor agrees with Secured Party with respect to the Collateral as follows:

(a) Pledgor hereby transfers the Pledged Securities to Secured Party with proper instruments of assignment duly executed. The Pledgor covenants that he will cause any additional securities issued to or received by the Pledgor with respect to any of the Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited and pledged hereunder, in each case accompanied by proper instruments of assignment duly executed in blank by Pledgor.

(b) From and after the date hereof, Pledgor (i) shall not and shall not attempt to encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Collateral or any interest therein; (ii) shall not permit or suffer any of the Collateral to be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress; and (iii) shall pay promptly all taxes and assessments upon any of the Collateral.

Section 12. Termination. This Pledge Agreement will terminate when the Note and all other obligations secured hereby have been fully paid and performed, at which time Secured Party shat1 reassign and deliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Collateral (if any) pledged by Pledgor as shall not have been sold or otherwise applied by Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by Secured Party and at the expense of Pledgor.

PLEDGE AGREEMENT
                                      Page 6

Section 19. Headings. Section headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Pledge Agreement.

Section  20.   Severability.   Should  any  one  or  more  of  the  provisions
hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

1N WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day first above written.

MIDLAND AMERICAN BANK

By: /s/Karl J. Reiter
Printed Name:  Karl J. Reiter
Title:  Vice President

SECURED PARTY

IFM INVESTMENTS, INC.

By: /s/Richard Michael
Printed Name:  Richard Michael
Title: Agent and Attorney

PLEDGOR




PLEDGE AGREEMENT
                                     Page 8

TRANSFER OF LIENS

THE  STATE  OF  TEXAS

COUNTY  OF  MIDLAND

REFERENCE is here made for all purposes to the Deed of Trust and to the other instruments and documents which are more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes (collectively, the "Security Documents"), creating, extending, and renewing a deed of trust lien against the Midland, Texas real property described on attached Exhibit ; B" (the "Property',).

FOR GOOD AND VATUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged and confessed, the undersigned, H. A. DE COMPlEGNE, JR., TRUSTEE, as the legal and equitable owner and holder of all indebtedness described in and secured by the Security Documents, hereby TRANSFERS and ASSIGNS to MIDLAND AMERICAN BANK, whose address is 401 W. Texas, Midland, Texas 79701, without recourse upon the undersigned, (i) all remaining unpaid indebtedness described in and secured by the Security Documents, (ii) all liens and security interests created, extended, renewed, and/or evidenced by the Security Documents, and (iii) any and all other rights, titles, and interests of the undersigned in and to the Property.

This Transfer of Liens is made without representation or warranty of any kind as to the validity or enforceability of the Security Documents, the title of the undersigned thereto, or any other matters involving or affecting the Security Documents.

EXECUTED this 27th day of September 1996.

EXHIBIT "A"


Attached to and made a part of Transfer of Liens from H. A. DE COMPIEGNE, JR., TRUSTEE to MIDLAND AMERICAN BANK THE SECURITY DOCUMENTS


     1. Deed of Trust dated August 11, 1989,  from Nick Nugent,  Inc. to William
F. Pennchaker, Trustee, for the benefit of H. A. de Compiegne, Jr., Trustee, recorded in Volume 682, Page 164, Deed of Trust Records, Midland County, Texas.

     2. Deed of Trust Extension dated September 20, 1990 by and between Nick Nugent, Inc. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 710, Page 18 of the Deed of Trust Records of Midland County, Texas.

     3. Assumption and Extension dated October 2, 1995 by and between IFM Investments, Inc. et at. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1332, Page 681 of the Official Records of Midland County, Texas.

     4. Deed of Trust Extension dated December 1, 1995 by and between IFM Investments, Inc. et at. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1347, Page 157 of the Official Records of Midland County, Texas.

     5. Third Extension Agreement dated February 5, 1996 by and between IFM Investments, Inc. et at. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1357, Page 129 of the Official Records of Midland County, Texas.

     6.  Fourth  Extension  Agreement  dated  March  29,1996 by and  between IFM
Investments, Inc. et at. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1369, Page 40 of the Official Records of Midland County, Texas.

     7. Fifth Extension Agreement dated May 29, 1996 by and between IFM Investments, Inc. et at. and H. A. de Compiegne, Jr.; Trustee, recorded in Volume 1385, Page 533 of the Official Records of Midland County, Texas.

     8. Sixth Extension Agreement filed August 27,1996 by and between IFM Investments, Inc., et at. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1405, Page 130 of the Official Records of Midland County, Texas.

TRANSFER OF LIEN
                                     Page 2

DEED OF TRUST


This DEED OF TRUST (herein referred to as the "Deed of Trust"), entered into as of the 27th day of September 1996, by IFM INVESTMENTS, INC., a Texas corporation, as Grantor, whose mailing address for notice hereunder is at 225 Corporate Drive, Midland, Texas 79705, to JOHN E. GRIST, TRUSTEE, whose address is 401 W. Texas, Midland, Texas 79701, for the benefit of the hereinafter described Beneficiary.


WITNESSETH:

ARTICLE 1 - DEFINITIONS


I. I Definitions. As used herein, the following terms shall have the meanings set forth below. Capitalized terms used herein but not defined below shall have the meanings given such terms in the Loan Agreement [as that term is defined below.

     Beneficiary. MIDLAND AMERICAN BANK, a Texas state banking association, whose address for notice hereunder is 401 W. Texas, Midland, Texas 79701,
Attention: Karl J. Reiter, and the subsequent holder or holders, from time to time, of the Note.

     Code: The Uniform Commercial Code, as amended from time to time, in effect in the state in which the Mortgaged Property is located.

     Contracts: All of the right, title, and interest of Grantor in, to, and under any and all (i) contracts for the purchase of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchaser under the Contracts, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; (ii) contracts, licenses, permits, and rights whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time hereafter existing including without limitation, any and all rights of living unit equivalents with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence compliance by Grantor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to develop and/or operate the Mortgaged Property as a commercial and/or residential project; and (iii) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Land) including but not limited to maintenance agreements and service contracts.

     Debtor Relief Laws: Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights or creditor.

     Default Rate: The rate of interest specified in the Note to be paid by the maker of the Note from and after the occurrence of a default in payment under the provisions of the Note and Loan Documents but not in excess of the Maximum Lawful Rate.

     Disposition: Any sale, lease (except as permitted under this Deed of Trust), exchange, assignment, conveyance, transfer, Trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficiary ownership interest in Grantor (if Grantor b a corporation, partnership. generat partnership, limited partnership, joint venture, Trust, or other type of business association or legal entity).

     Event of Default: Any happening or occurrence described h' Article VI hereof.

     Environmental Law: Any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environment conditions on, under, or about the mortgaged property, including without limitation, the Comprehensive environment Response, Comprehensive, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. 5 9601 el seq. ("RCRA"), the Texas Water Code ("TWC"), the Texas Solid Waste Disposal Act, Tex. Rev. Civ. Stat. Ann. An. 4477-7, and regulations, rules, guidelines, or standards promulgated pursuant to such laws, as such statutes, regulations, rules, guidelines, and standards are amended from time to time.

     Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in', or used in connection with (temporarily or permanently any of the Improvements or The land, which are now owned or hereafter acquired by Grantor and are now or hereafter attached to the Land or the improvements, and including but not limited to any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boiler, furnaces, pipes, cleaning, and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, gene-raring, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalators, and conveyor), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwasher, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easement, together with all accessions. appurtenances, replacements, betterment's, and substitutions for any of the foregoing and the proceeds thereof.

     Governmental Authority: Any and all courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

     Grantor: The individual or entity described as Grantor in the initial paragraph of this Deed of Trust and any and all subsequent owners of the Mortgaged property or any part thereof (without hereby implying Beneficiary's consent to any Disposition of the Mortgaged Property).

     Guarantor(individually  and/or  collectively,  as the context may require):
Those persons, firms, or entities, if any, designated as Guarantor in the Guaranty.

     Guaranty (individually.  and/or collectively,  as the context may require):
That or those instruments of guaranty now or hereafter in effect from Guarantor to beneficiary guaranteeing the repayment of all or any part of the Indebtedness or the satisfaction of, or continued compliance with. the Obligations, or both.

     Hazardous Substance: Hazardous Substance is any substance, product, waste, or other material which is or becomes listed, regulated, or addressed as being a toxic hazardous, polluting, or similarly harmful substance under any Environmental Law, including without limitation: (i) any substance included within the definition of "hazardous waste. pursuant to Section 1004 of RCRA;
(ii) any substance included within The definition of "hazardous substance" pursuant to Section 101 of CERCLA; and (iii) any substance included within (a) the definition of waste pursuant to Section 26.342(9) of TWC or (b) the definition of "hazardous substance" pursuant to Section 30 .003 (b) of TWC or
(c) the definition of "pollutant" pursuant to Section 26.001(13)of the TWC.

     Impositions: (i) All real estate and personal property taxes, charges, assessments, standby fees, excises, and levies and any interest, costs, or penalties with respect thereto, generat and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied, or imposed upon The Mortgaged Property or The ownership, use, occupancy, or enjoyment thereof, or any portion Thereof, or the sidewalks, streets, or alleyways adjacent thereto; (ii) any charges, fees, license payments, or other sums payable for or under any easement, license, or agreement maintained for The benefit of the Mortgaged Property; (iii) water, gas, sewer, electricity, and other utility charges and Fees relating to the Mortgaged Property; and (iv) assessments and charges arising under any subdivision, condominium, planned unit development, or other declarations restrictions, regimes, or agreements affecting the Mortgaged Property.

     Indebtedness: (i) The principal of, interest on, or other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments, obligations or covenants under the Loan Documents, or premiums payable under the Loan Documents, and (iii) any and all other indebtedness of any kind or character now or hereafter owing by Grantor to beneficiary.

     Land: The real property or interest therein described in Exhibit "A" attached hereto and incorporated herein by this reference, together with all right, title, interest, and privileges of Grantor in and to (a) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or The improvements thereon (b) any strips of real property between such real property and abutting or adjacent property - ; (c) all water and water; rights, timber, crops, pertaining to such real estate; and (d) all appurtenances and all reversions end remainders in or to such real property.

     Leases: Any and all leases, master leases, subleases, licenses, concessions, or other agreement (written or oral., now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

     Legal Requirements: (i) Any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates, or ordinances of any Governmental Authority in any way applicable to Grantor, any Guarantor or the Mortgaged Property, including, without limiting the generality of the foregoing, the ownership, use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction thereof, (ii) any and all covenants, conditions, and restrictions contained in any deeds, other forms of conveyance, or in any other instruments of any nature that relate in any way or are applicable to Mortgaged Property or the Ownership, use, or occupancy thereof,
(iii) Grantor's or any Guarantor's presently or subsequently effective bylaws and articles of incorporation or partnership, limited partnership, joint venture, trust, or other form of business association agreement, (iv) any and all Leases, (v) any and all Contracts, and (vi) any and all leases, other than those described in (iv) above, and other contracts (written or oral) of any nature that relate in any way to the Mortgaged Property and to which Grantor or any Guarantor may be bound, including, without limiting the generality of the foregoing, any lease or other contract pursuant to which Grantor is granted a possessory interest in and to the Land and/or the Improvements.

     Loan Agreement: The Loan Agreement of even date herewith by and between Grantor, a5 "Borrower ~ and Beneficiary, as "Bank," governing the loan evidenced by the Note and secured, inter, by this Deed of Trust;;

     Loan Documents: The Loan Agreement, the Note, this Deed of Trust, any and all other instruments or documents now or hereafter securing payment of the Indebtedness or performance of the Obligations, and any and all other instruments or documents executed pursuant to or in connection with the Loan Agreement, as the same may at any time hereafter be amended.

     Maximum Lawful Rate:  The rate utilized by  Beneficiary  pursuant to either
(i) tile indicated (weekly) rate ceiling from time to time in effect as provided in Article 5069-1.04, as amended or (ii) United States federal law which permits Beneficiary to contract for, charge, or receive a greater amount of interest than that provided by Article 50691.04, as amended, for the purpose of determining the maximum lawful rate allowed by applicable laws. Additionally, to the extent permitted by applicable law now or hereinafter in effect, Beneficiary may, at its option and from time to time, implement any other method of computing option and from time to time, implement any other method of computing The Maximum Lawful Rate under such Article 5069-1.04, as amended, or under other applicable law by giving police, if required, to Grantor as provided by applicable law now or hereafter in effect.

     Minerals: All substances in, on, under The Land which are now, or may become in the future, intrinsically valuable, that. is, valuable in Themselves, and which now or may be in the future enjoyed Through extraction or removal from the property, including without limitation, oil, gas, and all other hydrocarbons, coat, lignite, carbon dioxide and all other non-hydrocarbon gases, uranium and all other radioactive substance, and gold, silver, copper, iron and all other metallic substance or ores.

     Mortgaged Property: The Land, Mineral, Fixtures, Improvements, Personalty, Contracts, Leases and Rents, and any interest of Grantor now owned or hereafter acquired in and to the Land, Minerals, Fixture Personality, Leases and Rents, together with any and all other security and collateral of any nature whatsoever now o; hereafter given for the repayment of The Indebtedness or the performance and discharge of the obligations. A; used in this Deed of Trust The Term "Mortgaged Property" shall be expressly defined as meaning all Or, where The context permits or requires, any portion of the above and all or, where the context permits or requires, an interest therein.

     Note: That certain Promissory Note in the original principal amount of Seven Hundred Ninety-One Thousand and No/100 Dollar (S791,000.00), of even date herewith, executed and delivered by Borrower, and made payable to The order of Lender, bearing interest as Therein specified, containing an attorneys" fee clause, and with interest and principal being payable as therein specified, and secured by, among other things, this Deed of Trust and any and all renewals, modifications, rearrangements, reinstatements, or extensions of such promissory note(s) or of any promissory node or notes given in renewal, substitution, or replacement therefor; however, the amount of the Note shall not be increased except for protective advances made pursuant to the Loan Documents.

     Obligations: Any and all of The covenants, conditions, warranties, representations, and other obligations (other than to repay The Indebtedness) made or undertaken by Grantor, Guarantor, or any Constituent Party to Beneficiary, Trustee, or other as set forth in the Loan Documents, the Leases, and in any deed, Lease, sublease, or other form of conveyance, or any other agreement pursuant to which Grantor is granted a possessory interest in the Land.

     Permitted. Exceptions: The liens, easements, restrictions, security interests, and other matters (if any) as reflected on Exhibit "B" attached hereto and incorporated herein by reference and The liens and security interests created by the Loan Documents.

     Personalty: All of The right, title, and interest of Grantor in and to (i) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm products. timber and timber to be cut, and extracted Minerals);
(ii) generat intangibles, notes, chattel paper, money, insurance proceeds, accounts, contract and subcontract rights, Trademarks, trade names, inventory;
(iii) all refundable, returnable, or reimbursable Fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental agencies, boards, corporations, provider of utility services, public or private, including specifically, but without limitation, all refundable, returnable' or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards remuneration's, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting The Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land, and (iv) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 -Secured Transactions); any and all of which are now owned or hereafter acquired by Grantor, and which are now or hereafter situated in, on, or about fee Land or The Improvements, or used in or necessary to The complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds Thereof.

     Release: Release," "removal," "environment," and "disposal" shall have the meanings given such terms in CERCLA, and the term "disposal" shall also have the meaning given it in RCRA; provided that in the event either CERCLA or RCRA is amended so as TO broaden The meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that to the extent the laws of the state of Texas establish a meaning for `release," "removal," "environment," or "disposal," which is broader than that specified in either CERCLA and RCRA, such broader meaning shall apply.

     Remedial W - : Any investigation, site monitoring, containment, cleanup, removal, restoration, or other work of any kind or nature reasonably necessary under any applicable Environmental Law in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance in quantities which violate the Environmental Laws in or into the air, soil, ground water, surface water, or soil vapor at, on, about, under, or within the Mortgaged Property, or any part thereof.

     Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits (after Grantor acquires title thereto) and other benefits paid or payable by parties to the Contracts and/or Leases, other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

     Subordinate Mortgage: Any mortgage, deed of trust, pledge, lien (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of The Mortgaged Property executed and delivered by Grantor, the lien of which is subordinate and inferior to the lien of this Deed of Trust.

     Trustee: The individual described as Trustee in the initial paragraph of the Deed of Trust.

     1.2 Additional Definitions. As used herein, the following terms shall have the following meanings:

          (a) "Hereof', "hereby': "hereto", "hereunder' herewith" and similar terms mean of, by, to under and with respect to, the Deed of Trust or to the other documents or matters being referenced.

          (b) Heretofore" means before, "hereafter" means after, and "herewith" means concurrently with, the date of this Deed of Trust.

          (c) All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.

          (d) All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

ARTICLE 11- GRANT

To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND to HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors, and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however that if Grantor shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates, and rights granted by the Loan Documents shall terminate, in accordance with The provisions hereof. Otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Trustee or Beneficiary confirming that the Indebtedness has not been fully paid or the Obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by Third parties on such fact.

ARTICLE 111- WARRANTIES AND REPRESENTATIONS

Grantor hereby unconditionally warrants and represents to Beneficiary, as of the date hereof and at all times during The term of This Deed of Trust, as follows:

3.1 Organization and Power. If Grantor or any Constituent Party is a corporation, generat partnership, limited partnership, joint venture, trust, or other type of business association, as the case may be, Grantor and any Constituent Party, if any, (a) is either a corporation duly incorporated with a Legal status separate from its affiliates, or a partnership or trust, joint venture or other type of business association duly organized, validly existing, and in good standing under The laws of the state of its formation or existence, and has complied with all conditions prerequisite to its doing business in the state in which the Mortgaged Property is located, and (b) has all requisite power and all governmental certificates of authority, licenses, all requisite power and all governmental certificates of authority, licenses, permits, qualifications, and documentation's to own, lease, and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

3.2 Validity Loan Documents. The execution, delivery, and performance by Grantor of the Loan Documents (other than the Guaranty), (a) if Grantor, or any signatory who signs on its behalf, is a corporation, generat partnership, limited partnership, joint venture, trust, or other type of business association, as the case may be, are within Grantor's and each Constituent Party's power and have been duly authorized by Grantor's and each Constituent Party's board of directors, shareholders, partners, ventures, trustees, or other necessary parties and all other requisite action for such authorization has been taken, (b) have received any and all requisite prior governmental approvals in order to be Legally binding and enforceable in accordance with the terms thereof, and (c) will not violate, be in conflict with, result in a breach of, or constitute (with due notice or lapse of time, or both) a default under or violation of any Legal Requirement or result in the creation of imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of Grantor's and any Constituent Party's or Guarantors" property or assets, except as contemplated by the provisions of the Loan Documents. The Loan Documents constitute The Legal, valid, and binding obligations of Grantor, Guarantor, and other obligated under the Terms of the Loan Documents, enforceable in accordance with their respective terms, subject to laws applicable generally to rights of creditors.

3.3 Information. All information. financial statements, reports, papers, and date given or to be given to beneficiary with respect to Grantor, each Constituent Party, Grantor, others obligated under the terms of the Loan Documents, or the Mortgaged Properly are, or at the time of delivery will be, accurate, complete, and correct in all material respects and do not, or will not, omit any fact, the inclusion of which is necessary to prevent the facts contained Therein from being materially misleadin6. Since the date of The financial statements of Grantor, any Constituent Party, or of any Guarantor or other party liable for payment of the Indebtedness or performance of The Obligations or any part thereof heretofore furnished to Beneficiary, no material adverse effect has occurred.

3.4 Title and Lien. Grantor has good and indefeasible title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the Leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, lease (other than the Leases), covenants, and other rights, title interests, or estates of any nature whatsoever, except The Permitted Exceptions. The Deed of Trust constitutes a valid subsisting first lien on the Land, the Improvements, and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, contracts, and to The extent that The terms of the Lease and Rents include items covered by the Code, in and to the Leases and Rents; and a valid, subsisting priority assignment of the Lease and Rents not covered by The Code, all in accordance with The terms hereof.

3.5 Business Purposes. 11IC loan evidenced by The Note is solely for the purpose of carrying on or acquiring a business of Grantor, and is not for personal, family, household, or agriculture purposes.

3.6 Taxes. Grantor, each Constituent Party, and Guarantor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them, or filed appropriate extensions, and have paid all faxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Grantor, any Constituent Party, nor any Guarantor knows of any baste for any additional assessment in respect of any such faxes and related liabilities.

3.7 Mailing Address. Grantor's mailing address, as SCI forth in The opening paragraph hereof or as changed pursuant to the provisions hereof, is true and correct.

3.8 Relationship of Grantor and Beneficiary. The relationship between Grantor and Beneficiary is solely That of debtor and creditor, and Beneficiary has no fiduciary or other special relationship with the Grantor, and no term or condition of any of The Loan Documents shall be construed so as to deem the relationship between Grantor and Beneficiary to be other than that of debtor and creditor.

3.9 No Reliance by Beneficiary. Grantor experienced in the ownership and operation of properties similar to The Mortgaged Property, sad Grantor and Beneficiary have and are relying solely upon Grantor's expertise and business plan in connection with The ownership and operation of the Mortgaged Property. Grantor is not relying on Beneficiary's expertise or business acumen in connection with the Mortgaged Property.

3.10 Environmental and Hazardous Substances.

(a) To Grantor's knowledge, The Mortgaged Property and the operations conducted Thereon do not violate any applicable law, statute, ordinance, rule, regulation, order, or determination of any Governmental Authority or any restrictive covenant or deed restriction (recorded or otherwise), including without limitation all applicable zoning ordinances and building code, flood disaster laws and Environmental Laws.

(b) Without limitation of Section 3.10 (a) immediately preceding, to Grantor's knowledge, the Mortgaged Property and operations conducted thereon by the current owner or operator of such Mortgaged Property, are not in violation of or subject to any existing, pending, or threatened action, suit, investigation, inquiry, or proceeding by any governmental or nongovernmental entity or person or to any remedial obligations under any Environmental Law.

(c) To Grantor's knowledge, all polices, permits, licenses, or similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation, or use of the Mortgaged Property, including, without limitation, The past or present generation, treatment, storage, disposal, or release of a Hazardous Substance (as hereinafter defined) into The environment, have been duly obtained or filed.

(d) To Grantor's knowledge, the Mortgaged Property does not contain any Hazardous Substanco used or storod in violation of Environmental Law.

(e) Grantor has taken all reasonable steps necessary to determine if any Hazardous Substances have boon generated, treated, placed, held, located, or otherwise released on, under, from, or about the Mortgaged Property.

(f) Grantor has not undertaken, permitted, authorized, or suffered and will not undertake, permit authorize, or suffer the presence, use, manufacture, handling, generation, transportation, storage, treatment discharge, release, burial, or disposal on, under, from or about the Mortgaged Property of any Hazardous
Substance or the transportation to or from the Mortgaged Property of any Hazardous Substance in violation of Environmental Law other Than in the ordinary course of operating an apartment complex.

(g) Except as disclosed in writing by Grantor to Beneficiary, to Grantor's knowledge, there is no pending or threatened litigation, proceedings, or investigations before or by any administrative agency in which any person or entity alleges or is investigating any alleged presence, release, threat of release, placement on, under, from or about The Mortgaged Property, or the manufacture, handling, generation transportation storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from The Mortgaged Property, of any Hazardous Substance in violation of Environmental Law.

(h) Except as disclosed in writing by Grantor to Beneficiary, Grantor has not resolved any notice, and has no actual knowledge, that any Governmental Authority or any employee or agent hereof has determined, or threatens to determine, or is investigating any allegation that There is a presence, release, threat of release, placement on, under, from or about the Mortgaged Property, or the use, manufacture, handling, generation, Transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from The Mortgaged Property, of any Hazardous Substance in violation of Environmental Law.

(i) Except as disclosed in writing by Grantor to Beneficiary, to Grantor's knowledge, there have been no communications or agreements with any Governmental Authority thereof or any private entity, including, but not limited to, any prior owners or operator of the Mortgaged Property, relating in any way to The presence, release, Threat of release, placement on, under or about The Mortgaged Property, or The use, manufacture, handling, generation, transportation. storage, treatment, discharge, burial, or disposal on, under or about The Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance in violation of Environmental Law.

(j) Neither Grantor nor, to the knowledge of Grantor, any other penon, including, but not limited, to any predecessor owner, tenant, licensee, occupant, user, or operator of all or any portion of the Mortgaged Property, has ever caused, permitted, authorized or suffered, and Grantor will not cause, permit, authorize, or suffer, any Hazardous Substance to be placed, held, located, or disposed of, on, under or about any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate herein whicl1 is owned) by Grantor in any jurisdiction now or hereafter having in effect a so-called `superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on The Mortgaged Property to secure any obligation in connection will' the "superlien. law of such other jurisdiction.

(k) Grantor has received no notice that it has not been issued all required federal, state, and local licenses, certificates, or permits relating to, and, to Grantor's knowledge, Grantor and its facilities, business assets, property, leaseholds, and equipment are in compliance in all respects with all applicable federal, state, and local laws, rules, and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, heath, or safely matters.

3.11 No Litigation. Except as disclosed in writing to Beneficiary pursuant to the Loan Agreement to the best of Grantor's knowledge, there arc no (I) actions, suits, or proceedings, at law or in equity, before any Governmental Authority or arbitrator pending or threatened against or affecting Grantor, Guarantor, or any Constituent Party or involving the Mortgaged Property which would have a material adverse effect if determined against such party, (ii) outstanding or unpaid judgments against the Grantor, Guarantor, any Constituent Party, or the Mortgaged Property; or (iii) defaults by Grantor with respect to any order, writ, injunction, decree, or demand of any Governmental Authority or arbitrator.

ARTICLE IV - AFFIRMATIVE COVENANTS

Grantor hereby unconditionally covenants and agrees with Beneficiary, until The entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged as follows:

4.1 Payment and Performance. Grantor will pay she 1ndebieduess as and when specified in the Loan Documents, and will perform and discharge all of the Obligations, in full and on or before the dates same are to be performed.

4.2 Existence. Grantor will and will cause each Constituent Party to preserve and keep in full force and effect its existence, rights, franchises, and trade names.

4.3 `:Compliance with Legal Requirements. Grantor will promptly and faithfully comply with' conform to, end obey all Legal Requirements, whether the same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of, The Mortgaged Property.

4.4 First Lien Status. Grantor will protect The first lien and security interest status of this Deed of Trust and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with' superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions and lien claims bonded around as provided in Loan Documents.

4.5 Payment of Impositions. Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions not later Than the earlier to occur of (i) the due date Thereof, (ii) the day any fine, penalty, interest, or cost may be added thereto or imposed, or (iii) the day any lien may be filed for the nonpayment thereof (if such day is used to determine the due date of the respective item), and Grantor shall deliver to Beneficiary a written receipt evidencing the payment of the respective Imposition.

4.6 Repair. Grantor will keep the Mortgaged Property in first-class order and condition (subject to normal wear and tear) and will make all repairs, replacements Is, renewal, additions, betterment's, improvements, and alterations Thereof and thereto, interior and exterior, structural and non-structural, ordinary end extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will use its best efforts to prevent any act, occurreace, or neglect which might impair the value or usefulness of the Mortgaged Property for its intended usage. In instances where repair, replacements, renewals, additions, betterment's improvements, or alterations are required in and to the Mortgaged Property on an emergency basis to prevent loss damage, waste, or destruction thereof, Grantor shall proceed to repair, replace, add to, better, improve, or alter same, or cause same to be repaired, replaced, added to, bettered, improved, or altered, notwithstanding anything to the contrary contained in Section 5.2 hereof; provided, however, that in instances where such emergency measures are to be taken, Grantor will nolify Beneficiary in writing of the commancement of same and the measures to be taken, and, when same are completed, the completion date and the measures actually taken.

4.7 Insurance. Grantor will obtain and maintain insurance upon and relating to the Mortgaged Property with such insurer, in such amounts and covering such risks as shall be reasonably satisfactory to Beneficiary, from time to time, including but not limited to: (i) owner's policies of comprehensive general public liability insurance (including automobile coverage if Beneficiary later requires); (ii) hazard insurance in an amount not less than the full replacement cost of all improvements, including the cost of debris removal, with annual agreed amount endorsement and sufficient at all times to prevent Grantor from becoming a coinsurer, (iii) business interruption or rental loss insurance; (iv) if the Mortgaged Property is in a `Flood Hazard Area," a flood insurance policy, or binder therefore, in an amount equal to the principal amount of The note or The maximum amount available under The Flood Disaster Protection Act of 1973, and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the insurance purchase requirement" of that act; and (v) such other insurance, if any, as Beneficiary may reasonably require from time to time. Each insurance policy issued in connection herewith shall provide by way of endorsements, riders or otherwise that (a) with respect to liability insurance, it shall name Beneficiary as an additional insured, with respect to the other insurance, it shall be payable to Beneficiary as a mortgagee and not as a coinsured, and with respect to all policies of insurance carried by each Lessee for the benefit of the Grantor, it shall be payable to Beneficiary as Beneficiary's interest may appear; (b) the coverage of Beneficiary shall not be terminated, reduced, or affected in any matter regardless of any breach or violation by Grantor of any warranties, declarations, or conditions in such policy; (c) no such insurance policy shall be canceled, endorsed, altered, or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given Beneficiary thirty (30) days' prior written notice thereof; and (d) Beneficiary may, but shall not be obligated to, make premium payments to prevent any cancellations, endorsement, alteration, or reissuance, and such payments shall be accepted by the insurer to prevent same. Beneficiary shall be famished with a copy of each such initial policy coincident with the execution of this Deed of Trust and the original of each renewal policy not less Than Ten (10) days prior to the expiration of The initial, or each immediately preceding renewal policy, together with receipts or other evidence listed The premiums thereon have been paid for one (1) year. Grantor shall furnish to Beneficiary, on or before Thirty (30) days after the close of each of Grantor's fiscal year, a statement certified by Grantor or a duly authorized officer of Grantor of the amounts of insurance maintained in compliance herewith, of The risks covered by such insurance and of the insurance company or companies which carry such insurance. Grantor may satisfy the requirements of this Section 4.7 by use of a so-called "blanker policy," provided That the coverage is not diminished and the coverage b separately and individually allocated to the Mortgaged Property.

4.8 Inspection. Grantor will permit Trustee and Beneficiary, and their agents, reprcsenlatives, and employees, to inspect the Mortgaged Property at all reasonable time upon prior notice to Grantor.

4.9 Hold Harmless. Grantor will defend, at its own cost and expense, and hold Trustee and Beneficiary harmless from, any action, proceeding, or claim affecting the Mortgaged Property or the loan Documents, and all costs and expenses Incurred by Beneficiary In protecting Its Interests hereunder in such an event (Including all court costs and attorneys' fees) shall be borne by Grantor. If Grantor is a partnership or Joint venture, each partner venturer of Grantor jointly and severally agree that In the event any dispute whatsoever arises among any or all of the partner or venturer, each generat partner or venturer will Indemnify Trustee and Beneficiary and any corporation controlling, controlled by, or under common control with either Trustee or Beneficiary, and any shareholder, officer, director, employee and agent of either Trustee or Beneficiary or any such corporation, and will hold Trustee and Beneficiary and any such corporation and any such shareholder, officer, director, employee and agent of such corporation or Beneficiary, harmless from and against all expenses, including without limiting the generality of this foregoing, all legal fees, damage, and other liabilities of any type whatsoever (including but not limited to, any liabilities arising out of demands by any of the partners for undisbursed loan funds) suffered or Incurred as a result of or in connection with any such dispute. This indemnity provision shall survive repayment of the Indebtedness, shall be binding upon the respective heirs, legal representatives, successor, and assigns of Grantor, and If Grantor is a partnership or joint venture, each general partner or venturer of Grantor, and shall inure to the benefit of Trustee and Beneficiary, their successor, and assigns, any corporation controlling, controlled by, or under common control with either Trustee or beneficiary and the corporation's shareholder, directors, officers, employees and agents.

 5.0 Books and Records. Grantor will maintain full and accurate books of account and other records reflecting the results of the operations of the Mortgaged Property and will furnish, or cause to be furnished, to Beneficiary: (a) quarterly operating statements for, The Mortgaged Property, within Thirty (30) days after the end of each March 31, June 30, September 30 and December 31 during the term of The Note, setting forth the financial condition and The income and expenses for the Mortgaged Property in such reasonable detail as Beneficiary may request and including a certification That such statements have been prepared in accordance with the cash basis of accounting applied on a consistent basis and fairly applied (except that taxes and insurance shall be accrued as provided in Sections 5.14 and 5.15 of the Loan Agreement), (is) upon request by Beneficiary a certificate by Grantor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists, specifying the nature thereof, (c) immediate notice of any material adverse change in Grantor's or The Mortgaged Property financial condition or business prospects, and (d) on a quarterly basis attached to The quarterly operating statements, an updated Rent Roll for the Mortgaged Property. At any time and from time to time Grantor shall deliver to Beneficiary such other financial data as Beneficiary shall reasonably request with respect to the ownership, maintenance, use and operation of The Mortgaged Property, and Beneficiary shall have the right, at reasonable times and upon reasonable notice, to audit, examine, and make copies or extracts of Grantor's books of account and records relating to the Mortgaged Property, all at Beneficiary expense, and all of which shall be maintained and made available to beneficiary and beneficiary representatives for such purpose at the address specified herein for Grantor or at such other location as beneficiary may approve Upon beneficiary request, Grantor shall also furnish Beneficiary with convenient facilities and all books and records necessary for an audit of such statements.

4.11 Financial Statements: Tax Returns. Grantor shall promptly furnish or cause to be furnished to Beneficiary financial statements of Grantor and Guarantor prepared on The CAAP basis (except That faxes and insurance shall be accrued as provided in Sections 5.14 and 5.15 of the Loan Agreement) in accordance with sound accounting principles consistently applied by and certified to be true and correct by the chief financial officer of Grantor and each Guarantor, as applicable, and deliver same to Beneficiary within Thirty (30) days after the end of each calendar quarter (annual financial statements to be provided no later Than February 15 of each year), to provide such certified interim financial statements of Grantor or Guarantor as may be reasonably requested by Beneficiary and to allow Beneficiary from time to time at a reasonable time upon prior notice to inspect all books and records relating to Grantor's and each Guarantor's, as applicable, financial condition or to the indebtedness, and to make and take away copies of such books and records, all at beneficiary expense. If Grantor or any Guarantor is a partnership, joint venture, Trust or other Type of business association, Grantor or such Guarantor shall provide Beneficiary with any and all financial statements and other documents and make any and all disclosures to Beneficiary with respect to any Constituent Party, as Grantor or such Guarantor is required to provide and make, and in The manner required to be provided and made, with respect to Grantor or such Guarantor pursuant to This paragraph. Grantor shall also furnish or cause to be famished to beneficiary tax returns for Grantor and each Guarantor Within fifteen ( 15) days of filing, but in no event later than October I of each year.

4.12 Payment for Labor and Materials. Grantor will promptly pay all bills for labor, materials' and specifically fabricated materials incurred in connection with The Mortgaged Property and never permit to exist in respect of The
Mortgaged Property or any part Thereof any lien or security interest, even Though inferior to The liens and security interests hereof, for any such bill, and in any event never permit to be created or exist in respect of the Mortgaged Property or any part thereof any other or additional lien or security interest on a parity with, superior, or inferior to any of The liens or security interests hereof, except for the Permitted Exceptions. Notwithstanding The foregoing or any other provision of This Deed of Trust or The other loan Documents, Grantor shall not be in default for failure to pay a bill which gives rise to a lien or an affidavit claiming a lien on the Mortgaged Property if (a) Grantor is diligently and in good faith contesting the validity of The bill,
(is) upon request of Beneficiary, Grantor shall "bond around" file lien or furnish Beneficiary with other assurances that the bill will be paid prior to final judgment, and (c) Grantor prevents the Mortgaged Property being made subject to a final, adverse judgment enforcing any such lien.

4.13 Further Assurances and Corrections. From time to time, at the request of Beneficiary, Grantor will (i) promptly correct any defect, error, or omission which may be discovered in the contents of this Deed of Trust or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver, record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and perform such further acts and provide such further assurances as may be reasonably necessary, desirable, or proper, in Beneficiary's opinion, to carry out more effectively the purposes of this Deed of Trust and the Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property; and (iii) execute, acknowledge, deliver, procure, file, and/or record any document or instrument (including without limitation, any financing statement) deemed advisable by Beneficiary to protect the liens and the security interests herein granted against the rights or interests of third persons. However, under no circumstances will the requirements of this Section 413 cause Grantor to execute documents or take other steps which would modify its obligations, duties and liability under the Loan Documents, as written.

4.14 Taken Deed of Trust. At any time any law shall be enacted imposing or authorizing the imposition of any lax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Grantor will immediately pay all such tax, provided that if such law as enacted makes it unlawful for Grantor to pay such tax, Grantor shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Grantor to pay such taxes, then to the extent allowed by law, Grantor must prepay the Indebtedness in full within one hundred eighty (180) days after demand therefor by Beneficiary.

4.15 Statement of Unpaid Balance. At any time and from time to time, but no more often than semiannually, Grantor will furnish promptly, upon the request of Beneficiary, a written statement or affidavit, in form satisfactory to Beneficiary, stating the unpaid balance of the Indebtedness and that there ate no offsets or defenses against full payment of the Indebtedness and the terms hereof, or if there are any such offsets or defenses, specifying them.

4.16 Expenses. Grantor will pay on demand all reasonable and bona fide out-of-pocket costs, fees, and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Beneficiary or Trustee to third parties incident to this Deed of Trust or any other Loan Document (including without limitation, reasonable attorneys' fees and expenses in connection with the negotiation, preparation, and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Beneficiary or Trustee b a party involving this Deed of Trust or the Mortgaged Property) or incident to the enforcement of the indebtedness w the exercise of any right or remedy of 8eneficiaty under say Loan Document.

4.17 Address. Grantor shall give written notice to Beneficiary and Trustee of any change of address of Grantor at least five (5) days prior to the effective dale of such change of address, but any failure to do so shall not be an Event of Default. Absent such of official written notice of a change in address for Grantor, then Beneficiary and Trustee shall be entitled for all purpose under the Loan Documents to rely upon Grantor's address as set forth in the initial paragraph of the Deed of Trust, as same may have been therefore changed in accordance with the provisions hereof.

4.18     Environment and Hazardous Substances. Grantor will:
     (a) not use, generate, manufacture, produce, store, release, discharge, treat, or dispose of on, under, from or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person Or entity to do so in violation of any Environmental Law;

     (b) keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law;

     (c) monitor the use of the Mortgaged Property to attempt to assure that no violation of Environmental Laws occurs (Grantor does not represent or warrant that a tenant will not violate an Environmental Law.);

     (d) give prompt written notices to Beneficiary of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any Hazardous Substance on, under, from or about the Mortgaged Property, the migration thereof from or to other property, the disposal, storage, or treatment of any Hazardous Substance generated or used on, under or about the Mortgaged Property,
          (ii) all claims made or threatened by any third party against Grantor or the Mortgaged Property or any other owner or operator of the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any investigation or cleanup of the Mortgaged Property pursuant to any Environmental Law;

     (e) permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law or I
          Hazardous Substance, and Grantor shall pay all attorneys', fees incurred by Beneficiary in connection therewith;

     (f) protect, indemnity, and hold harmless' Trustee and Beneficiary, their parents, subsidiaries, directors, officers, employees, representatives, agents, successors, and assigns from and against any and all loss, damage, costs, expense, action, causes of action, or liability (including attorneys' fees and costs) directly or indirectly arising from or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under or about the Mortgaged Property, whether known or unknown at the time of the execution hereof, including without limitation (i) all foreseeable consequential damages of any such use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence, and
          (ii) the costs of any required or necessary environmental investigation or monitoring, any repair, cleanup, or detoxification of the Mortgaged Property, and the preparation and implementation of any closure, remedial, or other required plan,. This covenant and the Indemnity contained herein shall survive the release of the lien of this Deed of Trust, or the extinguishment of the lien by foreclosure or action In lieu thereof; and

     (g) in the event that any Remedial Work is reasonably necessary or desirable, Grantor shall commence and thereafter diligently prosecute to completion all such Remedial Work within a reasonable period of time after written demand by Beneficiary for performance thereof (or any specific period of time as may be required under any Legal Requirement), with such Remedial Work being commenced within thirty
          (30) days of Beneficiary's written demand. All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commence, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expense thereof. or incurred in connection therewith, shall become part of the Indebtedness'.


         ARTICLE V - NEGATIVE COVENANTS
         Grantor hereby unconditionally covenants and agrees with Beneficiary until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged as follows:

         5.1 Use Violations. Grantor will not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of, the Mortgaged Property in any manna which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law and/or appropriate insurance, (C) constitutes a public or private nuisance, or (d) makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto.

         5.2 Waste; Alterations. Grantor will not commit or permit any waste or impairment of the Mortgaged Property (ordinary wear and tear excepted) and will not (subject to the provisions of Sections 4.3 and 4.6 hereof), without The prior written consent of Beneficiary, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature, which consent shall not be unreasonably withheld or delayed.

         5.3 Replacement of Fixtures and Personalty. Grantor will not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty exceeding the value of Ten Thousand and No/lOOths Dollars ($10,000.00) to be removed at any time from the Land or Improvements unless the removed item is removed temporarily (not to exceed six (6) months) for maintenance and repair or, if removed permanently, is replaced by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest except as may be approved in writing by Beneficiary.

         5.4 Change in Zoning. Grantor will not seek or acquiesce in a zoning reclassification of all or any portion of the Mortgaged Property or grant or consent to any easement, dedication, plat, or restriction (or allow any easement to become enforceable by prescription), or any amendment or modification thereof, covering all or any portion of the Mortgaged Property, without Beneficiary's prior written consent.

         5.5 No Drilling. Grantor will not, without the prior written consent of Beneficiary, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

         5.6 No Disposition. Grantor will not make a Disposition without obtaining Beneficiary's prior written consent to the Disposition.

         5.7 No Subordinate Mortgages. Grantor will not create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in The placing of, or allow to remain any Subordinate Mortgages regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Document with respect to the Mortgaged Property, other than the Permitted Exceptions.

         ARTICLE Vl - EVENTS OF DEFAULT
                  The term "Event of Default," as used herein and in the Loan Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

            6.1 Payment of Indebtedness. If Grantor shall fail, refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise.

         6.2 Performance of Obligations. If Grantor shall fail, refuse or neglect or cause the failure, refusal, or neglect to comply with, perform and discharge fully and timely any of the Obligations as and when called for, other than repayment of the Indebtedness and such failure, refusal or neglect continues for a period of shiny (30) days after delivery to Grantor of written notice from Beneficiary of such failure, refusal or neglect (such period to be increased for an additional period not to exceed sixty (60) days, if Grantor is diligently pursuing the cure of the matter(s) in question, upon Grantor's delivery to Beneficiary of appropriate bonds or additional collateral the form of same to be acceptable to Beneficiary in its reasonable discretion). However, any such failure, refusal o; neglect with respect to the Leases occurring in the ordinary course of business of Grantor or the operation of The Mortgaged Property shall not be an Event of Default.

         6.3 False Representation. If any representation, warranty, or statement made by Grantor, any Guarantor or Constituent Party in, under, or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness b determined by Beneficiary to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of he Indebtedness.

         6.4 Default Under other Lien. Documents. If Grantor shall default or commit an Event of Default under and pursuant to any other mortgage or security agreement which coven or effects any part of the Mortgaged Property.

         6.5 Insolvency; Bankruptcy. If Grantor (i) shall execute an assignment for the benefit of creditor or an admission in writing by Grantor of Grantor's inability to pay, or Grantors failure to pay, debts generally as the debts become due; or (ii) shall allow the levy against the Mortgaged Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty (60) days after the levy; or (iii) shall allow the appointment of a receiver, trustee or custodian of Grantor or of the Mortgaged Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or (iv) files as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks of the benefit or benefits of any Debtor Relief Law, or takes any action in furtherance thereof; or (v) files either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Beneficiary or Trustee granted in The Note, herein or in any loan Document; or (vi) allows the filing of a petition, case, proceeding or other action against Grantor as a debtor under any Debtor Relief Law or seeks appointment of a receiver trustee, custodian or liquidator of Grantor or of the Mortgaged Property, or any part thereof, or of any significant portion of Grantors other property; and
         (a) Grantor admits, acquiesces in or fails to contest diligently the material allegations thereof, or (b) the petition, case, proceeding or other action results in the entry of an order for relief or order granting the relief sought against Grantor, or (C) the petition, case, proceeding or other action not permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of filing.

         6.6 Dissolution. If Grantor, or any Guarantor, shall dissolve, terminate, die or liquidate, or merge with or be consolidated into any other entity.

         6.7 No Further Encumbrances; Levy and Attachment. If Grantor creates, pieces, or permits to be created or placed, or through any act or failure to act, acquiesces in The placing of, or allows to remain, any Subordinate Mortgage (securing a debt in excess of Ten Thousand and No/100ths Dollars (S10,000.00), with a maturity exceeding six (6) months), regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents, with respect to The Mortgaged Property, other than the Permitted Exceptions, which has not been consented to or approved by Beneficiary. If any levy or attachment is issued, or if any lien for the performance of work or the supply of materials is filed, against any part of the Mortgaged Property and remains unsatisfied or unbonded following shiny
         (30) days after the date of filing thereof or such later period of time if Grantor is unaware of such manner, subject to the right of Grantor to contest the validity thereof provided in this Deed of Trust.

         6.8 Disposition of Mortgaged Property and Beneficial Interest in Grantor. If Grantor makes a Disposition, without the prior written consent of Beneficiary.

         6.9  Condemnation.  If any  condemnation  proceeding  is  instituted or threatened which would, in Beneficiary's reasonable judgment, materially impair the use and enjoyment of the Mortgaged Property for its intended purposes.

         6.10  Destruction  of  improvements.   If  the  Mortgaged  Property  is
         demolished, destroyed, or substantially damaged so that, in Beneficiary's reasonable judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or dama8e within a reasonable period of time.

         6.11 Transfer of Improvements. If Grantor executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials' fixtures or articles intended to be incorporated in the Improvements or the appurtenances thereto, or covering articles of personal property placed in the Improvements, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased in such a manner that the ownership thereof vests unconditionally in Grantor, free from encumbrances on delivery at the Land, or if Grantor does not produce to Lender upon reasonable demand the contracts, bills of sire, statements, receipted vouchers or agreements, or any of them, under which Grantor claims title to such materials, fixtures and articles.

         6.12 Abandonment. If Grantor abandons all or any portion of the Mortgaged Property.

         6.13 Guarantor's Default. The occurrence of any event referred to in Secilon.6.5 hereof with respect to Guarantor.

         6.14 Loan Documents. The occurrence of an Event of Default as defined in any of the other Loan Documents.

         ARTICLE Vll - REMEDIES
     7.1 Beneficiary's Remedies Upon Default. Upon the occurrence of an Event of De6ult Beneficiary may, at Beneficiary's option, and by or through Trustee, by Beneficiary itself or otherwise, do any one or more of the following:

     (a) Right to Perform Grantor's Covenants. If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust or the other Loan Documents, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness, and Grantor promises, upon demand, to pay to Beneficiary at the place where the Note is payable, all sums so advanced or paid by Beneficiary, with interest from the cat; when paid or incurred by Beneficiary at the Default Rate. No such payment by Beneficiary shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which 8eneficiary may make an advance, or which 8eneficiary may pay.

     (b) Right of Entry. Beneficiary may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for The account of Grantor and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Indebtedness in such manner a5 Beneficiary may elect. A11 such costs, expenses, and liabilities incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a ponion of the Indebtedness. If necessary to obtain The possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by the Beneficiary pursuant to this subsection, the Beneficiary shall not be liable for any 1055 sustained by Grantor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of the Beneficiary in managing the Mortgaged Property unless such loss is caused by the gross negligence or willful misconduct of the Beneficiary, nor shall the Beneficiary be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Grantor shall and does hereby agree to indemnify the Beneficiary for, and to hold the Beneficiary harmless from, any and all liability, loss, or damage, which may or might be incurred by the Beneficiary under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder (except by reason of Beneficiary's gross negligence and recklessness), and from any and all claims and demands whatsoever which may be asserted on its part to perform or discharge any of the terms, covenants, or agree-ments contained in any such Lease. Should The Beneficiary incur any such liability, the amount thereof,including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at: The Default Rate,, shall be secured hereby, and Grantor shall reimburse the Beneficiary, therefore, immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon the Beneficiary for the control, care, management, leasing, or repair of the Mortgaged Property, nor force the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make the Beneficiary responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other party or for any Hazardous Substance on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Grantor hereby assents to, ratifies, and confirms any and all actions of the Beneficiary with respect to the Mortgaged Property taken under this subsection.

          The remedies in this subsection are in addition to other remedies available to the Beneficiary and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial or judicial remedies otherwise available to the Beneficiary. fee remedies in this Article VII are available under and governed by the real property laws of Texas and are not governed by the personal property laws of Texas including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section
          9.504 of the Code. No action by Beneficiary, taken pursuant to this subsection, shall be deemed to be an election to dispose of personal property under Section 9.505 of the Code. Any receipt of consideration received by Beneficiary pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

     (c) Right to Accelerate. Except as provided herein and in the other Loan Documents Beneficiary may, without notice, demand, presentment, notice of nonpayment or nonperformance protest notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebledness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebledness shell be immediately due and payable. The failure to exercise any remedy available to the Beneficiary shall not be deemed to be a waiver of any rights or remedies of the Beneficiary under the Loan Documents, at law or in equity.

     (d) Foreclosure-Power of Sale. Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

     (e) Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Beneficiary, to sell the Mortgaged Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of The Texas Property Code or, if and to the extent such stature is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.
     (ii) Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, The Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be mill and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Grantor and Beneficiary, and elect to sell the Mortgaged Property for credit or for a combination of cash and credit; provided, however, that The Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.
     (iii)Sale Subject in Unmatured Indebtedness. in addition to the rights and powers of sale granted under The preceding provisions of this subsection, if default is made in the payment of any installment of the Indebtedness, Beneficiary may, at Beneficiary's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire indebtedness to be due and payable, orally or in writing direct Trustee to enforce the trust and to sell the Mortgaged Property subject to such unmatured Indebtedness and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Indebtedness, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Indebtedness, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Indebledness or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Indebtedness.
     (iv) Partial foreclosure. Sale of a part of the Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until The Indebledness is paid and the Obligations are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the Fixtures and Personalty and other interests constituting a part of the Mortgaged Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary to have present or to exhibit at any sale any of the Mortgaged Property.
     (v) Trustee's Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchaser thereunder in the name of Grantor, conveying The Mortgaged Property or any part thereof so sold to the purchaser or purchaser with general warranty of title by Grantor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identify of Beneficiary, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Indebtedness, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.
     (e) Beneficiary's Judicial Remedies. Beneficiary, or Trustee, upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations; in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any par' of The Mortgaged Property, and to have all or any put of The Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Beneficiary.
     (f) Beneficiary's Right to Appointment of Receiver. Beneficiary, as a matter of right and without regard to the sufficiency of The security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Grantor and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Grantor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matter.
     (g) Beneficiary's Uniform Commercial Code Remedies. The Beneficiary may exercise its rights of enforcement with respect to Fixtures and Personalty under The Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code, the Beneficiary may:
     (i) without demand or notice to Grantor, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and
     (ii) require Grantor to assemble the Personalty and make it available al a place the Beneficiary designates which is mutually convenient to allow the 8eneficisq to take possession or dispose of the Personalty; and
     (iii)written notice mailed to Grantor as provided herein al least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and
     (iv) sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as b required for such sale of the other Mortgaged Property under power of sale and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under 9.501(d) of the Code; and
     (v) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, al the option of the Beneficiary, be sold as a whole; and
     (vi) it shall not be necessary that The Beneficiary take possession of the Personalty, or any part thereof, prior to The time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and
     (vii)prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by the Beneficiary; and
     (viii) after notification, if any, hereafter provided in this subsection, Beneficiary may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, al Beneficiary's offices or elsewhere, for ash, on credit, or for future delivery. Upon the request of Beneficiary, Grantor shall assemble the Personalty and make it available to Beneficiary at any place designated by Beneficiary that is reasonably convenient to Grantor and Beneficiary. Grantor agrees that Beneficiary shall not be obligated to give more than ten ( 10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Grantor shall be liable for all expenses of retaking, holdin6 preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Beneficiary in connection with the collection of the Indebtedness and the enforcement of Beneficiary's rights under the Loan Documents. Beneficiary shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section
          7.4 of this Deed of Trust. Grantor shall remain liable for u y deficiency if the proceeds of any sale or deposition of the Personalty are insufficient to pay the Indebtedness in full. Grantor waives all rights of marshaling in respect of the Personalty; and
     (ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, the Beneficiary having declared all or a ponion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by the Beneficiary shall be taken as prima facie evidence of the truth of the facts so stated and recited; and
     (x) the Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of The Beneficiary.

     (h) Rights Relating to Leases and Rents. Grantor has, pursuant to Article lX of this Deed of Trust, assigned to Beneficiary all Rents under each of the Leases covering all or any portion of the Mortgaged Property. Beneficiary, or Trustee on Beneficiary's behalf, may at any time following the occurrence of an Event of Default hereunder, and without further notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Grantor hereby agrees, upon notice from Trustee or Beneficiary to Grantor of the occurrence of an Event of Default, to terminate the limited license granted to Grantor in
          Section 9.2 hereof, and thereafter direct the lessees under the Leases to pay direct to Beneficiary the Rents due and to become due under the Leases and attorn in respect of all other obligations thereunder direct to Beneficiary, or Trustee on Beneficiary's behalf, without any obligation on their part to determine whether an Event of Default does in fact exist or has in fact occulted. All Rents collected by Beneficiary, or Trustee acting on Beneficiary's behalf, shall be applied as provided for in Section 7.4 of this Deed of Trust; provided, however, that if the costs, expenses, and attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Rate, and shall be immediately due and payable. The entering upon and taking possession of the Mortgaged Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such default is fully cured. Failure or discontinuance by Beneficiary, or Trustee on Beneficiary's behalf, at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Beneficiary, or Trustee on Beneficiary's behalf, of the right, power and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power, or authority herein granted to Beneficiary's, or Trustee on Beneficiary's behalf, shall be, or shall be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Deed of Trust to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents, with respect to the Mortgaged Property or any other collateral given by Grantor to Beneficiary. In addition, from time to time Beneficiary may elect, and notice hereby is given to each lessee under any Lease, to subordinate the lien of this Deed of Trust to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election the lien of this Deed of Trust shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance such subordination will not affect or be applicable to, and expressly excludes any lien, charge, encumbrance security interest, claim, easement, restriction, option, covenant and other rights, titles, interests or estates or; any nature whatsoever with respect to all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Deed of Trust and the execution of the Lease identified in such instrument of subordination.
     (i) Other Rights. Beneficiary (i) may apply the reserve for Impositions and insurance premiums if any, required by the provisions of this Deed of Trust, toward payment of the Indebtedness; and (ii) shall hay; and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.
     (j) Beneficiary as Purchaser. Beneficiary may be the purchaser of the Mortgaged Property or any put thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Beneficiary shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. The Beneficiary, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of the Beneficiary's purchase shall be applied in accordance with Section 7.4 of this Deed of Trust.

                  7.2  Other  Rights  of  Beneficiary.  Should  any  part of the
         Mortgaged Property come into the possession of Beneficiary, whether before or after default, Beneficiary may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Beneficiary may deem prudent under the circumstances (making such repairs, alterations, additional and improvements thereto and taking such other action as Beneficiary may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Mortgaged Property. Grantor covenants to promptly reimburse and pay to Beneficiary on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, Impositions, or other charges) incurred by Beneficiary in connection with Beneficiary's custody, preservation, use, or operation of the Mortgaged Property together with interest thereon from the date incurred by Beneficiary at die Default Rate; and all such expenses costs taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of die Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by the Beneficiary shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Beneficiary's possession.
                  7.3  Possession  After  Foreclosure.  If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action or otherwise, the purchaser al any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Grantor or Grantor's successor shall hold possession of said property or any part thereof subsequent to foreclosure, Grantor and Grantor's successor shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such ponion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal with or without process of law, and all damages by reason thereof are hereby expressly waived.
                  7.4  Application  of  Proceeds.  The  proceeds  from any sale, lease, or other disposition made pursuant to this Article Vll, or any Rents collected by Beneficiary from the Mortgaged Property, or the reserve for Impositions and insurance premiums, if any, required by the provisions of this Deed of Trust or sums received pursuant to Section
         8.1 hereof, or proceeds from insurance which Beneficiary elects to apply to the Indebtedness pursuant to Section 8.2 hereof, shall be applied by Trustee, or by Beneficiary, as the case may be, to the Indebtedness in the following order and priority: ( I ) to The payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees end a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received; (2) to the remainder of die Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the indebtedness applied to installments of principal in inverse order of maturity; and (3) the balance, if any and to the extent applicable, remaining after the full and final payment of the indebtedness and full performance and discharge of the Obligations to the holder or beneficiary of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Trustee and Beneficiary shell hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (4) the cash balance, if any, to the Grantor. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.
                  7.5 Abandonment of Sale. In the event a foreclosure  hereunder is commenced by Trustee in accordance with Subsection 7.1(d) hereof, at any time before the sale, Trustee may abandon the sale, and Beneficiary may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Beneficiary should institute a suit for the collection of the indebtedness and for a foreclosure of The liens and security interests, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Mortgaged Property or any part thereof in accordance with the provisions of this Deed of Trust.
                  7.6  Payment  of Fees.  If the Note or any  other  part of the
         Indebtedness shall be collected of if any of The obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiation of time or by an option given to the Beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Deed of Trust or the Mortgaged Property or any part thereof is involved, Grantor agrees to pay Beneficiary's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebledness and shall bear interest from the date such costs are incurred al the Default Rate.
                  7.7      Miscellaneous.

                           (a) In  case  Beneficiary  shall  have  proceeded  to
                      invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebledness, The Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and power of Beneficiary shall continue as if same had never been invoked.
                           (b) In  addition  to the  remedies  set forth in this
                      Article, upon the occurrence of an Event of Default, the Beneficiary and Trustee shall, in addition, have all other remedies available to them at law or in equity.
                           (c) All rights, remedies, and recourses of Beneficiary granted in the Note, this Deed of Trust, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Grantor, the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Beneficiary exercising or pursuing any remedy in relation to The Mortgaged Property prior to Beneficiary bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Beneficiary elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Grantor prior to exercising any remedies in relation to Mortgaged Property, all liens and security interests, including the lien of this Deed of Trust, shall remain in full force and effect and may be exercised at Beneficiary's option.
                           (d) Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Deed of Trust or the other Loan Documents or affecting the obligations of Grantor or any other party to pay the Indebtedness or perform and
                      discharge   the   Obligations.    For   payment   of   the
                      Indebtedness, Beneficiary may resort to any of the collateral therefor in such order and manner as Beneficiary may elect. No collateral heretofore, herewith, or hereafter taken by Beneficiary shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.
                           (e) Grantor hereby  irrevocably  and  unconditionally
                      waives and releases: (i) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing or any appraisement, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) except as otherwise provided herein, all notices of any Event of Default or of Trustee's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.
                           (f) Grantor and Beneficiary mutually agree that there
                      are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Deed of Trust and the other loan Documents. All agreed contractual duties are set forth in the Deed of Trust, the Note, and the other Loan Documents.
                           (g) The remedies in this Article VII are available under and governed by the real property laws of Texas.


         ARTICLE VIII - SPECIAL PROVISIONS

                  8.1 Condemnation Proceeds. Beneficiary shall be entitled to receive any and all sums, in trust, which may be awarded and become payable to Grantor for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Beneficiary, and Grantor shall, upon request of Beneficiary, make, execute, acknowledge, and delivery any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Beneficiary as a result of condemnation shall be applied in Beneficiary's discretion, if economically feasible, to the restoration of the Mortgaged Property or to the Indebtedness in accordance with the provision of Section 7.4 hereof.
                  8.2 Insurance Proceeds. The proceeds of any and all insurance upon the Mortgaged Property (other than proceeds of general public liability insurance) shall he collected by Beneficiary, and 8eneficiaq shall have the option in Beneficiary's reasonable discretion, to apply any proceeds so collected either to the restoration of The Mortgaged Property (but only if economically feasible), in the amounts, manner, method and pursuant to such requirements and documents as Beneficiary may require, or to The liquidation of The Indebtedness in accordance with the provisions of Seclion.7.4 hereof.

                  8.3 Right to Rebuild. Subject to compliance with the terms hereof and notwithstanding the provisions in Section 8.2 hereof, the insurance proceeds will be made available to Grantor, and Grantor may rebuild or restore the Mortgaged Property in the event of a casually so long as (i) in Beneficiary's reasonable judgment the Mortgaged Property can be rebuilt or restored in an economically feasible manner and (ii) Grantor provides to Beneficiary a budget for the restoration of the Mortgaged Property which budget shall set forth in such detail as Beneficiary requires the cost of the work, the projected construction timetable or schedule, end the source of funds to pay for the restoration. If the costs of rebuilding exceed the amount of insurance proceeds available to Beneficiary and Grantor, Grantor shall place into an account to be controlled by Beneficiary the amount of additional cash necessary to complete the restoration of the Mortgaged Property. Grantor shall (x) provide to 8eneficiary plans and specifications and all construction contracts to be used to rebuild the Mortgaged Property and (y) deposit with Beneficiary all additional funds necesary to complete the restoration.

                  8.4 Reserve for Tax Impositions and Insurance Premiums. At Beneficiary's request, Grantor shall create a find or reserve for the payment of all insurance premiums and Tax Impositions against or affecting the Mortgaged Property by paying to Beneficiary, in each calendar month (on the same day as the date of the monthly payments under the Note) prior to the maturity of the Note, a sum equal to the premiums that will next become due and payable on the insurance policies covering Grantor, the Mortgaged Property or any part thereof or such other insurance policies required hereby or by the Loan Documents, plus Tax Impositions next due on the Mortgaged Property or any part thereof as estimated by Beneficiary, less all sums paid previously to Beneficiary therefore, divided by the number of months to elapse before one month prior to the date when each of such premiums and Tax Impositions will become due, such sums to be held by Beneficiary without interest to Grantor, unless interest is required by applicable law, for the purposes of paying such premiums and Tax Impositions. Any excess reserve shall, al the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Note by the maker thereof, and any deficiency shall be paid by Grantor to Beneficiary on or before the date when Beneficiary demands such payment to be made, but in no event after the dale when such premiums and Tax Impositions shall become delinquent. In the event there exists a deficiency in such fund or reserve at any time when Tax Impositions or insurance premiums are due and payable, Beneficiary may, but shall not be obligated to, advance the amount of such deficiency on behalf of Grantor and such amounts so advanced shall become a part of the Indebledness, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of such advance through and including the date of repayment. Transfer of legal title to the Mortgaged Property shall automatically transfer to the holder of legal title to the Mortgaged Property the interest of Grantor in all sums deposited with Beneficiary under the provisions hereof or otherwise.
                  8.5 Indemnity. If Beneficiary Is made, a party defendant to any litigation concerning this Deed of Trust or The Mortgaged Properly or any Interest Therein, or The occupancy thereof by Grantor, then Grantor shall indemnify, defend, and hold harmless Beneficiary from all liability, claim, less, cost, or expense by reason of such litigation, Including without limitation attorneys' fees and expenses Incurred by Beneficiary In any such litigation, whether or not any such litigation is prosecuted to Judgment. If Beneficiary brings an action against Grantor hereunder upon The occurrence of an Event of Default, Grantor shall pay to Beneficiary, Beneficiary's attorneys' fees and expenses, and the right to such attorneys, fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to Judgment. If Grantor breaches any term of this Deed of Trust or if Beneficiary believes it is necessary or desirable to take any action to protect or enforce the lien or security interest hereby created in the Mortgagee Property or the covenants herein or in the other Loan Documents, Beneficiary may employ an attorney or attorneys to protect its rights hereunder and thereunder, and In the event of such employment, Grantor shall pay Beneficiary the attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Grantor by reason of such breach and including, without limitation, a judicial foreclosure action or a foreclosure proceeding pursuant to the power of sale provided herein.
                  8.6 Subrogation. Grantor waives any and all right to claim, recover, or subrogation against Beneficiary or its officers, directors, employees, agents, attorneys, or representatives for loss or damage to Grantor, the Mortgaged Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of the Loan Documents.

                  8.7 Waiver of Setoff. The Indebtedness, or any part thereof, shall be paid by Grantor without notice, demand counterclaim, setoff, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction by reason of: (i) any damage to, destruction of, or any condemnation or similar taking of the Mortgaged Property:
         (ii) any restriction or prevention of or interference with any use of the Mortgaged Property; (iii) any title defect or encumbrance or any eviction from The Mortgaged Property by superior title or otherwise;
         (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Trustee, Beneficiary, or Grantor, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary or Grantor, or by any court, any such proceeding; (v) any claim which Grantor has or might have against Trustee or Beneficiary; or (vi) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Grantor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Grantor waives all rights now or hereafter conferred by statute or otherwise to any abatement. suspension, deferment, diminution, or reduction of the Indebtedness.

                  8.8 Setoff. Beneficiary shall be entitled to exercise both The rights of setoff and banker's lien, if applicable, against the interest of Grantor in and to each and every account and other property of Grantor which are in the possession of Beneficiary to the full extent that Grantor is liable for the outstanding balance of the Indebtedness, as provided in all of the Loan Documents.

                  8.9  Consent  to  Disposition.  It is  expressly  agreed  that
         Beneficiary may predicate Beneficiary's decision to grant or withhold consent to a Disposition on such teems and conditions as Beneficiary may require, in Beneficiary' sole discretion, including without limitation (i)) consideration of the creditworthiness of the party to whom such Disposition will be made and its management ability with respect to the Mortgaged Property, (ii) consideration of whether the security for repayment of the Indebtedness and the performance and discharge of the Obligations, or Beneficiary's ability to enforce its rights, remedies, and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (iii) an increase in the rate of interest payable under the Note or any other change in the terms and provisions of the Note and other Loan Documents, (iv) reimbursement of Beneficiary for all costs and expense incurred by Beneficiary in investigating the creditworthiness and management ability of the party to whom such Disposition will be made and in determining whether Beneficiary" security will be impaired by the proposed Disposition, (v) payment to Beneficiary of a transfer fee to cover the cost of documenting the Disposition in its records, (vi) payment of Beneficiary's reasonable attorneys' fees in connection with such Disposition, (vii) the express assumption of payment of the Indebtedness and performance and discharge of the Obligations by the party to whom such Disposition will be made (with or without the release of Grantor from liability for such Indebtedness and Obligations), (viii) the execution of assumption agreement, modification agreements, supplemental loan documents, and financing statements, satisfactory in form and substance to Beneficiary, and (ix) endorsements to the extent available under applicable law) to any existing mortgagee title insurance policies insuring Beneficiary's liens and security interests covering the Mortgaged Property. In the event Beneficiary approves a Disposition for which the consult of Beneficiary is required, all references to Grantor in this Deed of Trust or to the Borrower in the Loan Agreement shall no longer reference any subsequently occurring act, condition or status of the original Grantor or Borrower, but shall instead refer to the permitted transferee.

                  8.10 Consent to Subordinate Mortgage. In the event of consent by Beneficiary to the granting of a Subordinate Mortgage, or in the event the above described right of Beneficiary to declare the Indebtedness to be immediately due end payable upon the granting of a Subordinate Mortgage without the prior written consent of Beneficiary is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable IDW, Grantor will not execute or deliver any Subordinate Mortgage unless (i) it shall contain express covenants to the effect (a) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien and security interest evidenced by this Deed of Trust and each term and provision hereof; (b) that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is judicial proceeding or pursuant to a power of sale contained therein), no tenant of any ponion of the Mortgaged Property will be named as a party defendant, nor will any action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property without the prior written consent of Beneficiary; (C) that the rents and profits, if collected through a receiver or by the holder of The Subordinate Mortgage, shall be applied first to the Indebtedness, next to the payment of the Impositions, and then to the performance and discharge of the Obligations; and (d) that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether The same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Beneficiary contemporaneously with the commencement of such action or proceeding; and (ii) a copy thereof shall have been delivered to Beneficiary not less than ten ( 10) days prior to the date of the execution of such Subordinate Mortgage.

                  8.11 Contest of Certain Claims. Notwithstanding The provisions of Sections 4.3, 4.5 or 4.12 hereof, Grantor shall not be in Default for failure to satisfy any Legal Requirement or to pay or discharge any Imposition or mechanic's or materialman's lien asserted against The Mortgaged Property if, and so long as, (a) Grantor shall have notified Beneficiary of same within five (5) days of obtaining knowledge thereof; (b) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Mortgaged Property or any part thereof, to satisfy the same; (c) Grantor shall have furnished to Beneficiary a cash deposit, or an indemnity bond satisfactory to Beneficiary with a surety satisfactory to Beneficiary, in the amount of the Imposition or mechanic's or materialman's lien claim, or with respect to a Legal Requirement, an amount determined by Beneficiary in its sole and absolute discretion, plus a reasonable additional sum to pay all costs, interest end penalties that may be imposed or incurred in connection therewith, to assure payment or performance of The mailers under contest and to prevent any sale or forfeiture of the Mortgaged property or any part thereof, (d) Grantor shall promptly upon final determination thereof satisfy any such Legal Requirement or pay the amount of any such Imposition or claim so determined, together with all costs, interest and Penalties which may be payable in connection therewith; (e) The failure to satisfy any such Legal Requirement or pay the Imposition or mechanic's or materialman's lien claim does not constitute a deferral under any other deed of trust, mortgage or security interest covering or affecting any part of The Mortgaged Property; and (f) notwithstanding the foregoing, Grantor shall immediately upon request of Beneficiary satisfy such Legal Requirement (and if Grantor shall fails so, to do, Beneficiary may, but shall not be required to, satisfy or cause to be satisfied, any such Legal Requirement) or pay (and if Grantor shall fail so to do, Beneficiary may, but shall not be required to, pay or cause to be discharged or bonded against) any such Imposition or claim, notwithstanding such contest, if in the reasonable opinion of Beneficiary the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed. Beneficiary may pay over any such cash deposit or part thereof to the claimant entitled thereto when a final judgment is entered against the Grantor or the Mortgaged Property or claimant commences foreclosure proceedings with respect to the Mortgaged Property.


         ARTICLE IX - ASSIGNMENT OF LEASES AND RENTS

                  9.1 Assignment. For Ten Dollars($10.00) and other good and valuable consideration, including the indebtedness evidenced by the Note, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor has ASSIGNED, GRANTED, BARGAINED, SOLD, and CONVEYED, and by These presents does ASSIGN, GRANT, BARGAIN, SELL and CONVEY unto Beneficiary the Leases and the Rents subject only to the Permitted Exceptions applicable thereto and The License (herein defined) to be applied by Beneficiary in payment of the Indebtedness and the performance and discharge the Obligations; TO HAVE AND TO HOLD The Leases and the Rents unto Beneficiary, forever, and Grantor does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Beneficiary against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Grantor shall pay or cause to be paid The Indebledness as and when same shall become due and payable and shall perform and discharge or cause to be performed and discharged the obligations on or before the date same are to be performed and discharged, then this assignment shall terminate and be of no further force and effect, and all rights, titles, and interests conveyed pursuant to this assignment shall become vested in Grantor without the necessity of any further act or requirement by Grantor, Trustee, or Beneficiary. Notwithstanding any provision of the Deed of Trust or any other Loan Document which might be construed to the contrary, the assignment and not merely a security interest.

                  9.2 Limited  License.  Beneficiary  hereby grants to Grantor a limited license (the "License") for so long as there is no Event of Default, nonexclusive with The rights of Beneficiary reserved in
         Section 9.4 hereof, to exercise and enjoy all incidences of The status of a lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Grantor hereby agrees to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness then due, next to the payment of the Impositions then due and then to the performance and discharge of the Obligations then due. Thereafter, Grantor may use the balance of the Rent collected in any manner not inconsistent with the Loan Documents.

                  9.3 Enforcement of Leases. So long as the License is in effect, Grantor shall (i) submit any and all proposed Leases utilizing other than the form approved by Beneficiary pursuant to the Loan Agreement (including the master lease and sublease utilized for temporary executive apartment leases to) Beneficiary for approval prior to the execution thereof, which approval shall not be unreasonably withheld or delayed, (ii) duly and punctually perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the lessor under any Lease except as may be limited by Grantor's ordinary course of business, (iii) maintain each of the Leases in full force and effect during the term thereof, (iv) appear in and defend any action or proceeding in any manner connected with any of the Leases, (v) deliver to Beneficiary copies of all Leases if and as requested by Beneficiary, and (vi) deliver to Beneficiary such further information, and execute and deliver to Beneficiary such further assurances and assignments, with respect to the Leases as Beneficiary may from time to time reasonably request. Without Beneficiary's prior written consent, which approval shall not be unreasonably withheld or delayed, Grantor shall not (i) do or knowingly permit to be done anything to impair the value of any of the Leases,
         (ii) except for security or similar deposits, collect any of the Rent more than one month in advance of the time when the same becomes due under the terms of any Lease, (iii) discount any future accruing Rents,
         (iv) amend, modify, or terminate any of the Leases except in the ordinary course of business, or (v) assign or grant a security interest in or to the License or any of the Leases and/or Rents. Non-material modifications In existing leases need not be approved in advance by Beneficiary.

                  9.4 No Merger of Estates. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and unperformed or undischarged, the fee and leasehold estates to The Mortgaged Property shall not merge but rather shall remain separate and distinct, notwithstanding The union of such s either in Grantor Beneficiary, any lessee, or any third party purchaser or otherwise.

                  9.5 Grantor's Indemnities. So long as the License is in effect, Grantor shall Indemnify and hold harmless Beneficiary and Trustee from and against any and all liability, loss, cost, damage, or expense which Beneficiary may incur under or by reason of this assignment except as a result of Beneficiary's gross negligence or recklessness, or for any action taken by Beneficiary and/or Trustee hereunder, or by reason of or In defense of any and all claims and demands whatsoever which may be asserted against Beneficiary and/or Trustee arising out of The Leases or with respect to the Rents. In the event Beneficiary and/or Trustee incurs any such liability, loss, cost, damage, or expense, the amount thereof together with all reasonable attorneys' fees and interest thereon at the Default Rate shall be payable by Grantor to Beneficiary and/or Trustee immediately, without demand, and shall be deemed a part of The Indebtedness and secured under Article ll hereof.

         ARTICLE X - SECURITY AGREEMENT

                  10.1 Security Interest. This Deed of Trust (a) shall be construed as a deed of trust on real property, and (b) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this Deed of Trust shall terminate as provided in Article ll hereof, a first and prior security interest under the Code as to property within the scope thereof and in the state, where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Leases and Rents. To this end, Grantor has GRANTED BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Trustee and Beneficiary, a first and prior security interest and all of Grantor's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts Leases, and Rents to secure the full and timely payment of the indebtedness and the full and timely performance and discharge of the obligations. It is the intent of Grantor, Beneficiary, and Trustee that this Deed of Trust encumber all Leases and Rents, that all items contained in the definition of "Leases" and "Rents" which are included within the Code be covered by the security interest granted in This
         Article X, and that all items contained in the definition of "Leases" and "Rents" which are excluded from the Code be covered by the provisions of Article ll and Article IX hereof.

                  10.2 Financing Statements. Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such "Financing Statement" and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect, and preserve Beneficiary's security interest herein granted, and 8eneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.

                  10.3 Fixture Filing. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Code. All or part of The Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties at the address of the parties set forth herein. For purposes of the security interest herein granted, the address of debtor (Grantor) is set forth in the first paragraph of this Deed of Trust and the address of the secured party (Beneficiary) is set forth in Article I hereof.


         ARTICLE Xl - CONCERNING THE TRUSTEE

                  11.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless: Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

                  11.2. Certain Rights. With the approval of Beneficiary, Trustee shall have The right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents of attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.
                  11.3 Retention of Money. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

                  11.4 Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute Trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successor in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joiner of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

                  11.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the trustee such estates, rights, powers, and duties, then, upon request by The Trustee or substitute Trustee, any and all such deeds, conveyance and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

                  11.6 Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein, but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to The substitute Trustee so appointed in the Trustee's place.

                  11.7 No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.


         ARTICLE Xll - MISCELLANEOUS

                  12.1 Release. If the Indebtedness is paid in full in accordance with the terms of this Deed of Trust, the Note, and the other Loan Documents, and if Grantor shall well and truly perform each and every of the Obligations to be performed and discharged in accordance with the teems of this Deed of Trust, the Note and the other Loan Documents, then this conveyance shall income null and void and be released at Grantor's request and expense, and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents.

                  12.2 Performance at Grantor's Expense. Grantor shall (i) pay all legal fees incurred by Beneficiary in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (ii) reimburse Beneficiary, promptly upon demand, for all amounts expended, advanced, or incurred by Beneficiary to satisfy any obligation of Grantor under the Loan Documents, which amounts shall include all court costs, attorneys' fees (including, without limitation, for trial, appeal, or other proceedings), fees of auditors and accountants and other investigation expenses reasonably incurred by Beneficiary in connection with any such marten; and (iii) any and all other costs and expenses of performing or complying with any and all of the obligations. Except to the extent that costs and expenses are included within the definition "Indebtedness," the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the indebtedness recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Beneficiary for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. In no event shall the provisions of Article 5069, ch. 15 of the Revised Civil Statutes of Texas (which regulated certain revolving credit loan accounts and revolving triparty accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby. Notwithstanding anything to the contrary contained herein or at any of the other loan Documents, it is not the intention of Trustee and/or Beneficiary to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12.12 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles. and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are tner6ed with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the obligations.

                  12.13 Rights Cumulate. Beneficiary shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Grantor or others obligated for the Indebtedness or any part then of, or against any one or more of them. or against the Mortgaged Property, at the sob discretion of Beneficiary, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver o; release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Beneficiary hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

                  12.14  Payments.  Remittances  in  payment  of any part of the
         Indebtedness other than in the required amount in funds immediately available at The place where The Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the Note is payable (or such other place as Beneficiary, in 8enefciuy's sole discretion, may have established by delivery of written notice thereof to Grantor in accordance with the provisions of Section 12.5 hereof and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall h and continue to be an Event of Default.

                  12.15 Exceptions to Covenants. Grantor stroll not be deemed to be permitted to take any action or to fail to lake any action with respect to any particular covenant or condition contained herein or in any of the Loan Documents if The action or omission would result: in The breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary, nor shall Beneficiary be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Indebtedness as a result of the breech of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary.

                  12.16 Reliance. Grantor recognizes and acknowledges That in entering into the loan transaction evidenced by the Loan Documents and accepting this Deed of Trust, Beneficiary is expressly and primarily relying on The truth and accuracy of the foregoing warranties and representations set forth in Article lIl hereof without any obligation to investigate the Mortgaged Property and Notwithstanding any investigation of The Mortgaged Property by Beneficiary; that such reliance exists on the part of Beneficiary prior hereto; that such warranties and representations are a material inducement to Beneficiary in making the loan evidenced by the Loan Documents and accepting of this Deed of Trust; and that Beneficiary would not be willing to make the loan evidenced by the Loan Documents and accept this Deed of Trust in The absence of any of such warranties and representations.

                  12.17 Change of Security.  Any part of the Mortgaged  Property may be released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating, or affecting in any way the lien, security interest, and other rights hereof against the remainder. The lien, security interest, and other rights granted hereby shall not be affected by any other security taken for the Indebtedness or Obligations, or any part thereof. The taking of additional collateral, or the amendment, extension, renewal, or rearrangement of the Indebtedness or Obligations, or any part Thereof, shall not release or impair the lien, security interest, and other rights granted hereby, or affect The liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any amendment, extension, renewal, or rearrangement of the Indebtedness or Obligations, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is fully paid and the Obligations are fully performed and discharged.

                  12.18 Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used In construing The text of such Articles, Sections or Subsections.


                  12.19 Renewal and Extension of Prior Liens. The indebtedness evidenced by the Note is incurred partially in extension and renewal (and not extinguishment) of the remaining unpaid indebtedness secured by the following security documents u d all of the liens and security interests of such security documents are hereby extended, renewed and carried forward for the benefit of Beneficiary as additional security for the payment of the Indebtedness and the performance of the
         Obligations:

     (a)  Deed of Trust dated August 11, 1989,  from Nick Nugent Inc. to William
          F. Pennchaker Trustee, for the benefit of H. A. de Compiegne, Trustee, recorded in Volume 682, Page 164, Deed of Trust Records, Midland County, Texas.
     (b) Deed of Trust Extension dated September 20, 1990 by end between Nick Nugent, Inc. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 710, Page 18 of the Deed of Trust Records of Midland County Texas.
     (c) Assumption and Extension dated October 2, 1995 by and between IFM Investments, Inc. et al. and 11. A. de Compiegne, Jr., Trustee, recorded in Volume 1347, Page 157 of the Official Records of Midland County, Texas.
     (d) Deed of Trust Extension dared December 1 1995 by and between IFM Investments, Inc. et al. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1347 Page 157 of the Official Records of Midland County, Texas.
     (e) Third Extension Agreement dated February 5, 1996 by and between IFM Investments, Inc. et al. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1357, Page 129 of the Official Records of Midland County, Texas.
     (f) Fourth Extension Agreement dated March 29, 1996 by and between IFM Investments, Inc., et al. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1369, Page 40 of the Official Records of Midland County, Texas.
     (g) Fifth Extension Agreement dated March 29, 1996 by and between IFM Investments, Inc. et al. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1369, Page 40 of the Official Records of Midland County Texas.
     (h) Sixth Extension Agreement dated August 27, 1996 by and between IFM Investments, Inc., et al. and H. A. de Compiegne, Jr., Trustee, recorded in Volume 1405, Page 130 of the Official Records of Midland County, Texas.
                  12.20 Entire Agreement; Amendment. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement and the Loan Documents may be amended or waived only by an instrument in writing signed by the Grantor and Beneficiary.

                  EXECUTED as of the date first above written.

                                                   GRANTOR:

                                                   IFM INVESTMENTS, INC.

                                                   By: /s/ Richard Michael
                                                   Printed Name: Richard Michael
                                                   Title: Agent & Attorney

                  THE STATE OF TEXAS

                  COUNTY OF MIDLAND
     The foregoing instrument was ACKNOWLEDGED before me this 27th day of September, 1996, by /s/ Richard Michael, Agent & Attorney of Fact. of IFM INVESTMENTS, INC., a Texas corporation, on behalf of said corporation.

                  List of Attachments:

                  Exhibit "A" - Land Description Exhibit "B" - Permitted Exceptions PREPARED IN THE LAW OFFICE OF:


                  KERR & WARD, L.L. P.
                  500 W. Texas, Suite 1310
                  Midland, Texas 79701
                  (William M. Kerr, Jr.)

                  AFTER RECORDING RETURN TO:

                  KERR & WARD, L.L.P.

     EXHIBIT "A"

     Land Description


     BEING LOT TWO (2), BLOCK ONE (1), CORPORATE PLAZA, an addition to the City of Midland, Midland County, Texas, according to the map or plat thereof of record in Cabinet D, Page 65, Plat Records of Midland County, Texas

     EXHIBIT "B"

      Land Descriptions


     1. Save and Except: All oil, gas. and other minerals in, on, under and that may be produced from said land and the rights of owners incident thereto, as reserved in Deed from John Campbell, Trustee to Jack B. Hopper, et ux dated January 22, 1980, recorded in Volume 673, Page 682, Deed Records of Midland County, Texas.

     2. Easement from Paul R Thorpe to TESCO, dated August 25, 1982 recorded in Volume 764, Page 197, Deed Records of Midland County, Texas.

     3. Utility Easement from Paul Thorpe to the City of Midland, dated April 22,1983 recorded in Volume 780, Page 146, Deed Records of Midland County, Texas.

     4. Utility Easement from Paul Thorpe to the City of Midland, dated August 2, 1983, recorded in Volume 794 Page 392, Deed Records of Midland County, Texas.

     5. Building setback, as per plat of record in Cabinet D, Page 65, Plat Records of Midland County, Texas.

     6. Channel Easement from R O. Brooks, et al to the State of Texas, dated January 7, 1944, recorded in Volume 77, Page 497 of the Deed Records of Midland County, Texas.

         TO BE FILED IN TIIE UNIFORM COMMERCIAL CODE RECORDS OF

          THE SECRETARY OF THE STATE OF TEXAS


FINANCING STATEMENT
     This instrument is prepared as, and is intended to be, a Financing Statement, complying with the formal requisites therefor, as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texas Uniform Commercial Code Secured Transactions), and, in particular, Section
     9.402 thereof.

                  1.       The name and address of the debtor ("Debtor") are:

                           IFM Investments, Inc.
                           225 Corporate Drive
                           Midland, Midland County, Texas 79705O (D ~

                  2. The namo and address of the secured party ("Secured Party") are:
                           Midland American Dank
                           401 W. Texas
                           Midland, Midland County, Texas 79701
                           Attention: John E. Grist

                  3. This Financing Statement coven the following types of collateral ("Collateral"):

                           The items described in the Schedule of Collateral attached hereto and incorporated herein by reference for all purposes, as the same relate to the land described in "Exhibit "A" attached hereto and the improvements thereon of thereto (collectively, the "Mortgaged Property").

                  4.       Proceeds of the Collateral are also covered.

                           DATED as of the 27th day of September, 1996.



                                                     SIGNATURE OF DEBTOR:


                                                     IFM INVESTMENTS, INC.

                                                   By: /S/Richard Michael
                                                   Printed Name: Richard Michael
                                                   Title: Agent & Attorney

                                                     SIGNATURE OF SECURED PARTY:

                                                     MIDLAND AMERICAN BANK

                                                    By: /S/Karl J. Reiter
                                                    Printed Name: Karl J. Reiter
                                                    Title:  Vice President

         When filed, return to:
         William M. Kerr, Jr.
         Kerr & Ward, L.L.P.
         500 W. Texas, Suite 1310
         Midland, Texas 79701

                  1. Contracts:  All of the right, title, and interest of Debtor in, to, and under any and all (i) contracts for the purchase of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the Contracts, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of (he Contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents for water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity, or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time thereafter existing, including without limitation, any and all rights of living unit equivalents with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence compliance by Debtor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to operate The Mortgaged Property AS a commercial and/or residential project; (iii) any and all right, title, and interest Debtor may have in any financing arrangements relating to the financing of or the purchase of all or any portion of The Mortgaged Property by future purchaser; and (iv) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases or other agreements pursuant to which Debtor is granted a possessory interest in the Land), including but not limited to maintenance agreements, and service contracts.

                  2. Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Mortgaged Property, which are now owned or hereafter acquired by Debtor and are now or hereafter attached to the Mortgaged Property, and including but not limited to any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry. lighting, generating, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevator, escalators, and conveyor), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwasher, refrigerator and ranges, recreational equipment and facilities of all kinds, and water, au, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easements, together with all accessions appurtenances, replacements, betterments, and substitutions for any of the foregoing and this proceeds thereof.

         3. Leases: Any and all leases, master leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in e(effect) which grant to third panics a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

     4. Minerals: All substances in, on, or under the Mortgaged Properly which are now, or may become in the future, intrinsically valuable, that is, valuable hl themselves, and which now or may be in the future enjoyed through extraction or removal from the Mortgaged Property, including without limitation oil, gas, and all other hydrocarbons, coal, lignite, carbon dioxide and nil other nonhydrocarbon gases, uranium and all other radioactive substances, and gold, silver, copper, iron and all other metallic substances or ores, upon extraction or removal from the Mortgaged Property.
     5.   Personalty::  All of the right title, and interest of Debtor in and to
          (i) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm products, timber and timber to be cut, and extracted minerals); (ii) general intangibles, notes, chattel paper, money, insurance proceeds accounts contract and subcontract rights trademarks, trade names, inventory; (iii) all refundable, returnable, or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Debtor with any governmental agencies, boards, corporations, provider of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment settlements, or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the mortgaged Property or the Fixtures, Contracts, or Personalty, but not limited to those for any vacation of, or change of grade in, any streets affecting the Mortgaged Property and those for municipal utility district or other utility costs incurred or deposits made in connection with the Mortgaged Property; and (iv) all outer personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereinafter acquired by Debtor, and which are now or hereafter situated in, on, or about the Mortgaged Property, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to The Mortgaged Property stored elsewhere) for use in or on the Mortgaged Property, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.
     6. Rents: All of the rents, revenues, income, proceeds, profits, security and other type of deposits (after Debtor acquires title thereto), and other benefits paid or payable by parties to a contract and/or lease, other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

         BEING LOT TWO (2), BLOCK ONE (1), CORPORATE PLAZA, an addition to the City of Midland, Midland County, Texas, according to the map or plat thereof of record in Cabinet D, Page 65, Plat Records of Midland County, Texas l

         TO BE FILED IN THE APPROPRIATE COUNTY RECORDS OF MIDLAND COUNTY

         FINANCING STATEMENT

         This instrument is prepared as, and is intended to be, a Financing Statement, complying with the formal requisites therefor, as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texu Uniform Commercial Code Secured Transaclions), and, in particubr,
         Section 9.402 thereof.

     I.  The name and address of  the debtor ("Debtor") are:

         IFM Investments, Inc.

         225 Corporate Drive

         Midland, Midland County, Texas 79705
     2.  The name and address of the secured party ("Secured Party") are:

         Midland American Bank 401 W. Texan Midland, Midland County, Texas 79701
         Attention: John E. Grist

     3. The Financing Statement covers the following types of collateral ("Collateral"):

         The items described in the Schedule of Collateral attached hereto and incorporated herein by reference for all purpose, as the same relate to the land described h Exhibit "A" attached hereto and the Improvements thereon or thereto (collectively, the "Mortgaged Property").

     4.  Proceeds of the Collateral are also covered.

         DATED as of the 271b day of September, 1996.

         SIGNATURE OF DEBTOR:


         IFM INVESTMENTS, INC.
               By:  /s/ Richard Michael
               Printed Name:  Richard Michael
               Title:  Agent & Attorney


         SIGNATURE OF SECURED PARTY:


         MIDLAND AMERICAN BANK

               By:  /s/ Karl J. Reiter
               Printed Name:   Karl J. Reiter
               Title:  Vice President

When filed, return to:

William M. Kerr, Jr.
Kerr & Ward, L.L.P.
500 W. Texas, Suite 1310
Midland, Texas 79701

SCHEDULE OF COLLATERAL

I. Contracts: All of the right, title, and interest of Debtor in, to, and under any and all (i) contracts for the purchase of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the Contracts, including all amendments and supplements to and renewals and extensions. of the Contracts at any time made, and together with all payments, earnings" income, and profits arising from sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents for water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity, or a govemmental or quasi-govemmental agency, which are directly or indirectly related to, or connected with the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time; thereafter existing, including without limitation, any and all right5 of living unit equivalents with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no action letters from each governmental authority required: (a) to evidence compliance by Debtor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to operate the Mortgaged Property as a commercial and/or residential project; (iii) any and all right, title, and interest Debtor may have in any financing arrangements relating to the financing of or the purchase of all or any portion of the Mortgaged Property by future purchasers; and (iv) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases or other agreements pursuant to which Debtor is granted a possessory interest in the Land1 including but not limited to maintenance agreement, and service contracts.

     2. Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereaner acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Mortgaged Property, which are now owned or hereafter acquired by Debtor and are now or hereafter attached to the Mortgaged Property, and including but not limited to any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, generating, cleaning, water disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalator,` and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easements, together with all accession,` appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.
     3. Leases: Any and all leases, master leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

     4. Minerals: All substances in, on, or under the Mortgaged Property which are now, or may become in the future, intrinsically valuable, that is, valuable in themselves, and which now or may be in the future enjoyed through extraction or removal from the Mortgaged Property, including without limitation oil, au, and all other hydrocarbons, coal, lignite, carbon dioxide and all other nonhydrocarbon gases, uranium and all other radioactive substances, and gold, silver, copper, iron and ell other metallic substances or ores, upon extraction or removal from the Mortgaged Property.

     5. Personality:  All of the right, title and interest of Debtor in and unto
(i) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm produce, timber and timber to be cut, and extracted minerals); (ii) general intangibles, notes, chattel paper, money, insurance proceeds accounts contract and subcontract rights trademarks, trade names, inventory; (iii) all refundable, returnable, or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Debtor with any govemmental agencies, boards corporations, providers of utility services, public or privat4 including specifically, but without limitation, all refundabl4 returnable, or reimbursable tap fees, utility deposits, commitment settlements, or compensation heretofore made or hereafter to be made by any govemmental authority pertaining to the mortgaged Property or the Fixtures, Contract, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Mortgaged Properly and those for municipal utility district or other utility costs incurred or deposits made in connection with the Mortgaged Property; and (iv) all other personal property of any kind or character u defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereinafter acquired by Debtor, and which are now or hereafter situated in, on, or about the Mortgaged Property, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to The Mortgaged Properly or stored elsewhere) for use in or on the Mortgaged Property, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

     6. Rents: All of the rents, revenues, income, proceeds, profit, security and other types of deposits (after Debtor acquires title thereto), and other benefits paid or payable by panics to a contract and/or lease, other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

     COLLATERAL

     SAFE KEEPING DEPARTMENT
                       5077

     Midland American Bank
     401 W. Texas - Suite 100 - Midland, Texas 79701

RECEIVED OF IFM INVESTMENTS, INC.
         9-30-96

Certificate #2063 for 50,000 shares of HealthTech International, Inc. stock.


         The within receipt is evidence that the securities described were held by Midland American Bank, Midland, Texas, at the date hereof, but said securities may be delivered to the record owner upon his receipt therefor without the surrender hereof, and this receipt shall no be deemed to be conclusive as to the holding of any securities at any time subsequent to its date.

         Received the above described Securities

         Midland American Bank

         By: /s/ Maryellen S. Wales

         Assistant Cashier







         COLLATERAL

         SAFE KEEPING DEPARTMENT

         Midland American Bank

         5 0 7 6

         Received of  IFM INVESTMENTS, INC. d/b/a RESULTS-MIDLAND

         Midland American Bank Certificate of Deposit Y9893 in the amount of $100,000.00 dated 9-27-96 maturing 10-1-99 and subsequent renewals.



         The within receipt is evidence that the securities described were held by MIDLAND AMERICAN BANK, MIDLAND TEXAS , at the date hereof, but said securities may be delivered to the record owner upon his receipt therefor without the surrender hereof, and this receipt shall not be deemed to be conclusive as to the holding of any securities at any time subsequent to its date.

         Received the above described securities



         Midland American Bank

         By:  Maryellen S. Wales
         Assistant Cashier

         ORIGINAL   NOT NEGOTIABLE

                                     PARTIV
                              ITEM 14. PARAGRAPH 3
                           EXHIBIT TABLE: SECTION 10
                               MATERIAL CONTRACTS


                                  EXHIBIT 3(c)

                      EXTENSION AND MODIFICATION AGREEMENT



          STATE OF TEXAS

                       KNOW ALL PERSONS BY THESE PRESENTS:

          COUNTY OF TARRANT



         This Extension and Modification Agreement (this "Agreement") is made and entered into to be effective as of September 30, I996 (the
         "Effective Date") by and between WD LIQUIDATING CORPORATION, a California corporation (formerly known as Whitman-Dome Energy Corporation, a California corporation) ("Lender"), doing business at 1010 Second Avenue, Suite 1422, San Diego, California 92101, acting by and through its duly authorized officer, and RESULTS INTERNATIONAL, INC., a Nevada corporation (formerly known as HealthTech International Inc., a Nevada corporation, formerly known as USA Health Technologies, Inc., a Nevada corporation) ("Borrower"), doing business at 1237 S. Val Vista Drive, Mesa Arizona 85204, acting by and through its duly authorized officer.


         WITNESSETH:

         RECITALS

     A. Lender is the legal and equitable owner and holder of that certain Real Estate Lien Note (the "Note") dated September 29, 1995 in the original principal amount of Five Hundred Thousand and No/100 Dollars ($500,000). executed by Borrower, payable to the order of lender, the payment of the Note being secured by the vendor's lien retained in that certain Special Warranty Deed with Vendor's Lien (the "Deed") dated September 29, 1995, executed by Lender in favor of Borrower, filed for record in the Office of the County Clerk of Tarrant County, Texas under Instrument No. D195184466 (Volume 12129, Page 0849) of the Real Property Records of Tarrant County, Texas, and additionally secured by the Deed of Trust, Security Agreement and Assignment of Rents (the "Deed of Trust") dated September 29, 1995 executed by Borrower to Phyllis P. Stephenson, Trustee, for the benefit of lender. the Deed of Trust being filed for record in the Office of the County Clerk of Tarrant County, Texas under Instrument No. D1951 84467 (Volume 12129, Page 0857) of the Real Property Records of Tarrant
          County, Texas, encumbering, among other property, certain real property located in Tarrant County, Texas. as described in the Deed of trust and as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Property").
     B. The Note, the vendor's lien created in the Deed, the Deed of Trust, this Agreement and any and all other documents and instruments executed and delivered by Borrower in connection therewith, as modified hereby, are hereafter collectively referred to as the "Loan Documents", and the loan established by Lender, as evidenced by the Loan Documents, is hereafter referred to as the "Loan". `

     C. Lender and Borrower have agreed to renew and extend the maturity date of the Note and to modify the Loan Documents pursuant to the terms and conditions set forth in this Agreement.
     D. Borrower has executed and delivered this Agreement to, among other things, acknowledge that the liens and security interests created under the Loan Documents are valid and subsisting, notwithstanding the renewal and extension of the Loan, as evidenced by this Agreement.
     E. Borrower hereby expressly acknowledges that it will derive a direct benefit from the renewal and extension. the Loan, as evidenced by this Agreement.


         AGREEMENTS
     NOW, THEREFORE. for and in consideration of the terms of the foregoing Recitals, the terms of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1. The foregoing Recitals are incorporated in this Agreement to the same extent as if they had been herein stated in full.

     2. As of the Effective Date, the outstanding unpaid principal balance of the Note is Five Hundred Thousand and No/100 Dollars ($500,000), and the current interest rate thereon is nine and one-half percent (9.5%) per annum.

     3. Notwithstanding the terms of the Note or any other Loan Document to the contrary, the Note is hereby renewed, extended and modified as follows

     a. Borrower hereby promises to pay to Lender the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000), together with accrued interest from the Effective Date on the principal balance from time to time remaining unpaid prior to default or maturity at the rate of nine and one-half percent (9.5%) per annum; provided, however. that such interest shall in no event ever exceed the Maximum Lawful Rate, as such term is defined in the Note, calculated on a 365-day basis for all purposes. The Note shall be due and payable as follows:
     (i) On or before the close of business on Monday, October 21, 1996, Borrower shall deliver to Lender an amount equal to all accrued interest and applicable late charges for ~e period firon1 September 1, 1996 through October 15, 1996, the receipt of which is hereby acknowledged by Lender.

     (ii)On or before the close of business on Friday, November 1, 1996, Borrower shall deliver to Lender the sum of $25,000 (the "Extension Fee"), provided that such amount, when added to all other amounts charged or paid under the Note that are deemed to be interest, shall not exceed the Maximum Lawful Rate. The Extension Fee is a non-refundable fee for Lender's agreement to modify and extend the term of the Note; except, however, if the Note is paid in full on or before January 15, 1997, the Extension Fee shall be applied in full to the then remaining principal balance of the Note . (iii) Installments of accrued interest at the rate of nine and one-half percent (9.5%) per annum shall be due and payable by Borrower on the first day of each month commencing November 1, 1996, and continuing on the first day of each succeeding month thereafter, to and including April 1, 1998. (iv)If the Note is not pan' in full on or before January 15, 1997, then installments of principal on the Note shall be due and payable as follows:

         Due Date                                      Principal Amount
         January 16, 1997                                  $100,000
         April 16, 1997                                     $50,000
         July 16, 1997                                     $100,000
         April l, 1998                       Remaining unpaid principal balance

     (v) The principal balance of the Note, all accrued but unpaid interest thereon, and all other amounts due and owing thereunder or under any of the other Loan Documents, shall be due and payable on April I, 1998, or on such earlier date as the maturity thereof may be accelerated at the option of Lender due to an event of default under the Note or a default under any other Loan Document.

     b. Lender and Borrower agree that Lender's address for payment of all installments of principal and interest on the Note is as follows: WD Liquidating Corporation 1010 Second Avenue, Suite t422 San Diego, Califorr1ia 92101

     4. Borrower and Lender agree that the Deed and the Deed of Trust are hereby amended to correct the legal description of the Property, which is correctly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

     5. On or before the close of business on Friday, November 1, 1996, Borrower shall deliver to Lender an amount equal to Three Thousand and No/l00 Dollars ($3,000) to reimburse Lender for attorneys' fees it has incurred in connection with Borrower's default under the Note, posting the Property for foreclosure sale and preparation of this Agreement.

     6. Concurrently with its execution of this Agreement, Borrower shall, at its sole cost and expense, deliver or cause to be delivered to Lender (i) an Endorsement, issued through Trinity-Western Tilte Company in Fort Worth, Texas under Procedural Rule P-9.b.(3) promulgated by the Texas State Board of Insurance under the Texas Title Insurance Act, to the existing Mortgagee Policy of Title Insurance No. 475193 dated October 9, 1995 issued by Alamo Title Insurance of Texas in favor of Lender in the amount of Five Hundred Thousand and no/100 Dollars ($500,000), insuring the first lien created by the Deed of Trust, as modified hereby, covering the Property, to the effect that the insurer will not deny coverage based on this Agreement; and (ii) such documentation as Lender may reasonably request to evidence Borrower's change of corporate name from USA Health Technologies. Inc. to HealthTech International, Inc. to Results International, Inc., and the authority of the person executing this Agreement on behalf of Borrower.

     7. As additional security for Borrower's payment of the Note, concurrently untie the execution of this Agreement, Borrower shall deliver to Lender Two Hundred Thousand (200,000) shares of R-l44 common stock of Results International. Inc., which, in the event of a default by Borrower under the terms of the Loan Documents, will become unrestricted ant can be sold by Lender, the proceeds of which sale shall be applied to payment of the unpaid 1ndebtedr~css due and owing under the Loan Documents. Lender hereby reserves all rights available to it under the Loan Documents and under applicable law to claim and proceed against Borrower for any deficiency, if any, which may be created after the stock delivered to Lender is sold and applied against all indebtedness due and owing under the terms of the Loan Documents.

     8. As additional consideration for Lender's extension and modification of the Loan and the Loan Documents, as evidenced hereby, and the other benefits received and acknowledged by Borrower hereunder, Borrower does hereby RELEASE, RELTNQUISH and forever DISCHARGE Lender and Lenders successors, assigns, agents, officers, directors, employees, counsel and legal representatives of and from any and all claims, demands, actions and causes of action, of any and every kind or character, whether known or unknown, which Borrower may have against Lender and its successors, assigns, agents, officers, director,, employees, counsel and representatives as of the Effective Date, arising out of or with respect to any and all transactions relating to the Loan Documents or the Property, Including. but not limited to, any loss, expense and/or detriment of any kind or character growing out of or in any way connected with or in any way resulting from the acts, actions or o7mssions of Lender and its successors, assig7ns, agents, officers, directors, employees, couns7el. and legal representatives including, but not limited to, any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bat faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel. slander, conspiracy, any claim for wrongfully accelerating the Note or attempting to foreclose on any collateral securing the Note or the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan. Any and all of such claims of Borrower not specifically released herein of any nature, if any, are hereby unconditionally assigned to Lender. Borrower hereby represents, warrants and declares that it has not assigned to any third party any claims, rights or causes of action in any manner arising under or relating to the Loan Documents.

     9. Borrower hereby agrees and acknowledges that it is well and truly indebted to L0'der pursuant to the terms of the Loan Documents. Borrower hereby acknowledges and agrees that the liens, security interests and assignments arising under the Loan Documents are valid and subsisting first and prior liens, security interests and assignments securing the Loan; there does not exist any other lien, security interest, assignment or other encumbrance that is or will be superior to the liens, security interests and assignments securing the Loan; and the priority, validity and perfection of the liens, security interests and assignments created under the loan Documents are not diminished in any respect by this Agreement.

     10. Borrower, by its execution of this Agreement, hereby declares that it has no setoffs, counterclaims, defenses or other causes of action against Lender arising out of the Loan Documents, the Property or otherwise and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     11. This Agreement is a modification of the Note and the other Loan Documents, and is not a novation of the same and, except as expressly modified hereby, all terms and provisions of the Note and all other Loan Documents shall be and shall remain unchanged, and the Note and all other Loan Documents arc hereby ratified and confirmed in all respects and shall be and shall remain in full force and effect, enforceable in accordance with their respective terms, subject to the terms hereof. Notwithstanding the foregoing, in the event of any inconsistency between this Agreement and the other Loan Documents, the terms ant conditions of this Agreement shall be deemed to control, and the teens of this Agreement shall supersede any inconsistent terms contained in such other Loan Documents.

     12. Borrower shall execute such other documents as may be necessary or required to effect the transactions contemplated herein ant to protect the priority and validity of the liens, security interests and assignments created by the Loan Documents securing, the Loan.

     13. This Agreement shall be binding upon the panics hereto and inure to the benefit of the respective successors and assigns of Borrower and Lender.

     14. The Loan Documents shall be governed by and shall be construed and enforced in accordance with the laws of the State of Texas.

     I5. This Agreement contains the entire agreement between the parties hereto with respect to the matters set forth herein. No variations, modifications or changes hereof shall be binding upon any part unless set forth in a document duly executed by the parties hereto. Additionally, accordance with Chapter 26,
Section 26.02 of the Texas Business and Commerce Code;

         THIS AGREEMENT, AS THE WRITTEN LOAN AGREEMENT BETWEEN THE PARTIES HERETO, REPRESENTS THE FINAL AGREEMFNT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     16. If any provision of this Agreement or the application hereof to any person or circumstance shall be invalid or unenforceable to any extent, such provision shall be modified to the extent necessary to make its application valid and enforceable, and the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law

     17. No consent or waiver, express or implied, by Lender of any breach or default of Borrower in the performance of its obligations hereunder shall be deemed to be a consent to or a waiver of any breach or default in ~e performance by Borrower of the same or any other obligatior1 of Borrower hereunder. Failure on the part of Lender to complain of any act or failure of Borrower to act or to declare Borrower in default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of any rights hereunder.

     18. Lender and Borrower acknowledge. agree and intend that the relationship between them shall be solely that of creditor and debtor. Nothing in this Agreement is intended or shall in any way be construed or deemed to create any form of partnership, joint venture, tenancy-in-common, agency relationship or co-ownership between Lender and Borrower, and the parties hereby expressly disclaim any intention of any kind to create any such partnership, joint venture, tenancy-in-common, agency relationship or co-ownership. Accordingly, in no event shall Lender be responsible or liable for any of the debts, losses, obligations, or liabilities of Borrower with respect to the Property as a result of the execution of this Agreement, and Lender's only interests shall be Lender's right to receive payments under the Loan Documents in accordance with their terms. All obligations to pay real property taxes, assessments, insurance premiums and all other fees and charges arising from the ownership, operation and occupancy of, the Property and to perform all agreements and contracts relating to the Property shall be the sole responsibility of Borrower. Borrower shall be free to determine and follow its own policies and practices in the conduct of its business on the Property, subject to the terms of the Loan Documents.

     19. THE LOAN IS PAYABEE IN FULL AT MATURITY. BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE NOTE AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATJON TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT Of OTHER ASSETS THAT BORROWER MAY OWN OR BORROWER WILL HAVE TO FIND A LENDER WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER WILL HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN.


     20. This instrument may be executed in any number of counterparts, each to be an original, but all of which shall constitute one instrument, and it shall be sufficient if any party hereto signs any such counterpart, so long as each of the parties hereto executes at least one such counterpart

     IN WITNESS WHEREOF, this Agreement has been executed by lender and Borrower on the dates set forth in their respective acknowledgments below, to be effective as of the Effective Date.



         LENDER;



         WD LIQUIDATING CORPORATION, a California

         corporation (formerly known as Whitman-Dome Energy

         Corporation, a California corporation)



         By:  /s/ Dennis B. Schmucker
         Name:  Dennis B. Schmucker
         Title:  President



         BORROWER:


         RESULTS INTERNATIONAL, INC.,
         a Nevada corporation (formerly known as HealthTech International, Inc., a Nevada corporation, formerly known as USA Health Technologies, Inc. a Nevada corporation)

          By:  /s/ Tim Williams
         Name:  Tim Williams
         Title:  President

         The preceding document was notarized in the :

         THE STATE OF CALIFORNIA
         COUNTY OF SAN DIEGO

         EXHIBIT "A"

         TO

         EXTENSION AND MODIFICATION AGREEMENT

         Tract 1:

         Lot I BR- 1, Block 7, Newel & Newell Business Park, an addition to the City of Fort Worth, Tarrant County, Texas, according to the Plat recorded in Volume 388-158, Page 40, Plat Records of Tarrant County, Texas.

         Tract II:

         BEING a tract of land out of the W. C. Trimble Survey, Abstract No. 1521, Tarrant County, Texas, and a part of the remainder of Block 5, Newell and Newell Industrial Park as shown by plat recorded in Volume 388-111, Pages 19 and 20, of the Plat Records of Tarrant County, Texas, and also a part of the tract conveyed to Newell and Newell Real Estate 1n Volume 8046, Page 979 of the Deed Records of Tarrant County, Texas, said tract being tied to the Texas Coordinate System using a combined scale and elevation factor of 0.9998699, and said tract being more particularly described as follows:

         BEGINN1NG at a point in the west line of Interstate Highway, East Loop 820, North at its intersection with the South line of a 75 foot wide sanitary sewer easement conveyed to the City of Fort Worth, said point being the southeast corner of Lot 6, Block 11, River Bend East Office Park, as shown by plat recorded in Volume 388-186, Pages 91 and 92 of the Plat Records of Tarrant County, Texas, said point having coordinates of X = 2,088,278.90 and Y = 407,883.66;

         THENCE S.  1*  12' W.  with  said  Highway  right-of-way  line  845.7
         R. a point having  coordinates  of X = 2,088,256.11 and Y = 407,038.22;

         THENCE N. 88* 48' W. 305.0 R. to a point in the east line of Lot 7. Block 10, River Bend East Office Park, as shown by said plat;

         THENCE N. 1* 12' E. 639.8 R. to a point in the south line of said sanitary sewer easement said point having coordinates of X = 2,087,964.67 and Y = 407,684.18;

         THENCE N. 57* 10' E. with said sanitary sewer easement line 368.0 ft. to the PLACE OF BEGINNING.

                                     PARTIV

                              ITEM 14. PARAGRAPH 3

                            EXHIBIT TABLE: SECTION 10

                               MATERIAL CONTRACTS







                             CONTRACTS EXHIBIT 3(d)

                         HealthTech International, Inc.
                         A Public Company - NASDAQ: GYMM

January 17, 1997



Primus Health Care
2100 N. Hwy. 300, Suite 1500B
Grand Prairie, Texas  75050
Tel: 214-602-1573
Fax: 214-602-1570

RE:      Acquisition all issued and outstanding stock of Primus Health Care
Systems, Inc. by HealthTech International, Inc.

Gentlemen:

Whereas we have agreed on all of the terms for the purchase of all of the outstanding stock of Primus Health Care Systems, Inc., and such terms are set forth below. Please sign this agreement and return an original to me for my files.

     Purchase Price: In exchange for all issued and outstanding shares of Primus
          Health Care Systems,  Inc. (Primus),  Primus will receive:
     a. 500,000 shares of HealthTech International, Inc. (HTI) common stock (restricted under Rule 144);
     b. 1,000,000 options to purchase HTI restricted (under Rule 144) common stock at $1.00 per share;
     c. $3,000,000 of prepaid television advertising air time on various local and national stations, and;
     d. $2,400,000 of prepaid radio advertising air time on various local and national stations.

         Primus represents and warrants and HTI acknowledges that Primus' assets shall not be less than the following:

                   a.  Approximately $3,500,000 of medical receivables;
                   b.  Approximately $1,300,000 of chiropractic receivables;
                   c.  $330,000 of equipment, and;
                   d.  $40,000 of furniture and fixtures;
                   e.  Two clinic operation rights.

The parties agree that to facilitate the closing of this transaction HTI will form a corporation into which the above purchase price will be transferred and 100% of the stock of said corporation shall be delivered to Primus shareholders.

IN WITNESS WHEREOF, the parties hereto have executed this purchase agreement effective as of the date first above written.

HEALTHTECH INTERNATIONAL, INC.                  PRIMUS HEALTHCARE SYSTEMS, INC.


by: /s/  Gordon Hall                                 by:  /s/ Joseph Kirkham
      Gordon Hall                                             Joseph Kirkham
      its: Chairman & CEO                                     its: Chairman

                                    EXHIBIT 6



                                     PART IV

                              ITEM 14. PARAGRAPH 3

                            EXHIBIT TABLE: SECTION 21

                         SUBSIDIARIES OF THE REGISTRANT



                         Results Sports & Fitness, Inc.

                           Results Stark Street, Inc.

                              IFM Investments, Inc.

                             Results Riverbend, Inc.

                            Fitness Performance, Inc.

                                    CHG, Inc.

                                    EXHIBIT 7





                                     PART IV

                              ITEM 14. PARAGRAPH 3

                            EXHIBIT TABLE: SECTION 23

                         CONSENTS OF EXPERTS AND COUNSEL

         ACCOUNTANTS CONSENT AND REPORT ON CONSOLIDATED SCHEDULES



         The Board of Directors and Stockholders of

         HealthTech International, Inc.:

         Under date of February 11, 1997, we reported on the consolidated balance sheets of HealthTech International, Inc. (the "Company"), and subsidiaries as of September 30, 1996, the related consolidated statements of income, cash flow and changes in stockholder's equity for each of the years in the three-year period ended September 30, 1996 as contained in the 1996 Annual Report on Form 10-K. These consolidated financial statements and our report thereon shall or may be incorporated by reference into an Annual report to Shareholders, proxy statement to shareholders, Quarterly Reports on Form 10-Q for fiscal year 1997, private placement memoranda and/or Registration statements on Forms S-3 and/or S-8 and where such information is required or would be necessary to an overall understanding of the HealthTech International, Inc.'s operations.

         The consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statement schedules based on our audits.



                                                              Smith, Dance & Co.



         Irving, Texas

         February 11, 1997